[PHOTO]
UPClose
                                                       HORACE MANN MUTUAL FUNDS
                                                             SEMI-ANNUAL REPORT
                                                                  JUNE 30, 2001

MARKET LEADERS
CHANGE PERIODICALLY

                                    SLOW AND
                                  STEADY FITS
                                     ARIEL

                                   ARIEL AND
                                     SCHWAB
                                    TEAM UP
---------------------------------------------
                                  HORACE MANN

CONTENTS
EDITOR'S NOTE: Nothing in these articles should be construed as a promise or guarantee of future performance. Investment decisions are very personal and should take into account many individual factors. More complete information on the funds can be found in the current prospectuses.

This report must be preceded or accompanied by a current prospectus.

 [PHOTO]
A focused
          retirement plan
         HELPS KEEP
              YOU ON THE
                  RIGHT TRACK

                            Keeping your focus on long-term goals
                            during short-term market swings can be
                            difficult. But staying the course with a prudently diversified portfolio will ultimately help keep you on track toward your financial goals.

                                          FEATURES
                                          MARKET LEADERS PERIODICALLY CHANGE................   3
                                          ARIEL AND SCHWAB TEAM UP
                                           FOR A BLACK-AND-WHITE VIEW OF INVESTING..........   6
                                          SLOW AND STEADY FITS ARIEL JUST FINE..............   8
                                          MEASURE THE PERFORMANCE OF YOUR FUNDS.............   9

                                          DEPARTMENTS
                                          INVESTMENT ADVISER LETTER.........................  10
                                          FINANCIAL STATEMENTS..............................  13

                            ON THE COVER:
                            Horace Mann client Ida Gilbert, principal of
                            Cobb Elementary School in Channelview, Texas, leads a group of students on a tour of the Johnson Space Center in Houston.

[HORACE MANN MUTUAL FUNDS LOGO]
--------------------------------------------------------------------------------
                                             P.O. Box 4657
                                             Springfield, IL 62708-4657
                                             (217) 789-2500

FELLOW SHAREHOLDERS:
We thank you for your continued commitment to the Horace Mann Mutual Funds, particularly during a year that has had tumultuous market movement. We believe maintaining your commitment to your retirement plan and staying the course will help support your long-term retirement goals. We maintain our confidence in the Horace Mann Mutual Funds, particularly in difficult markets, and trust you will continue to view your investments with Horace Mann as an integral part of your long-term financial plan.

MARKET REVIEW
The first quarter of 2001 proved to be quite a roller coaster ride for stock investors. The quarter ended on a down note, but in the second quarter the markets generally rose. Technology stocks, much embattled over the course of the past year, led the markets to the upside as investors hoped that continued action by the Federal Reserve would stave off the possibility of recession. However, despite a rise in the second quarter, most domestic stock indices ended the first half of the year in negative territory as both the Wilshire 5000 Index and the S&P 500 Index fell.

Sluggish economic growth was not confined to the United States as foreign markets suffered as well. Europe and the United Kingdom were particularly hard hit. Benefiting from a flight of capital to quality and stability, the U.S. bond markets rose during the first half. The bond market was also affected by a number of interest rate cuts by the Federal Reserve.

The Horace Mann Family of Funds fared well in a very difficult period for investors. Most Horace Mann funds outperformed their benchmarks even though the stock funds' returns were negative for the first half of 2001. The comparative resilience of the value style of investing benefited the Equity Fund and the Socially Responsible Fund as both outperformed. Pairing the Equity Fund's performance with the solid results of the Income Fund, Balanced Fund investors posted a modest positive return with results in excess of benchmark indices. The Small Cap Growth Fund gave ground as that part of the market experienced high levels of volatility. The International Fund modestly underperformed in a slumping environment. The Short-Term Investment Fund advanced and outpaced its benchmark.

PERSPECTIVE
The events of the past year have again proven the need for a portfolio that is prudently diversified. It's nearly impossible to predict which area of the markets will be the best performer from one year to the next, so diversification is extremely important.

The Horace Mann Mutual Funds are managed to serve your needs as you work toward retirement. We are proud to work side by side with you in helping to achieve financial stability and well being for your family. As we enter a new school year, we look forward to continuing our relationship with you. From the entire Horace Mann family, we thank you for your continued confidence.

Sincerely,

/s/ George Zock                                          /s/ Tom Arisman
George Zock                                              Tom Arisman
Chairman                                                 President
Horace Mann Mutual Funds                                 Horace Mann Mutual Funds

MARKET LEADERS
       periodically change

BEST AND WORST
PERFORMERS AREN'T
ALWAYS THE SAME

Is there one area of the market that performs best year-in and year-out? You may be surprised to find the answer is actually "no." That's why it's important to invest in a variety of annuity investment options.

                  MARKET CYCLES ARE A FACT OF INVESTMENT LIFE.

In the table on the next page, we've charted the performance of several major market categories, and the results are clear: it's not easy to pick future winners based upon past performance. The chart, which resembles a periodic table of the elements, ranks the performance of key parts of the U.S. stock market (large growth, large value, small growth and small value investment styles), international stocks and domestic bonds. These rankings are for each of the past 10 calendar years.

For the purpose of this chart, we have assumed the market indices are reasonable representations and depict returns that an investor could expect from passive exposure to these styles. Indices are unmanaged representative portfolios and have no expenses. You cannot invest directly in an index.

[PHOTO]

       CHARTING MAJOR MARKET CATEGORIES

-------------------------------------------------------------------------------
     YEAR       1991  1992  1993  1994  1995  1996  1997  1998  1999  2000
     RANK   #1   SG    SV    I     I     LV    LG    SV    LG    SG    SV
            #2   SV    LV    SV    LG    LG    LV    LV    I     LG    B
            #3   LG    SG    LV    SV    SG    SV    LG    LV    I     LV
            #4   LV    B     SG    LV    SV    SG    SG    B     LV    I
            #5   B     LG    B     B     B     I     B     SG    B     SG
            #6   I     I     LG    SG    I     B     I     SV    SV    LG
           Data Source: Wilshire Associates
-------------------------------------------------------------------------------

LG = THE WILSHIRE LARGE GROWTH INDEX, which is a measure of the performance of the stocks of large companies with growth style characteristics.

LV = THE WILSHIRE LARGE VALUE INDEX, which is a measure of the performance of the stocks of large companies with value style characteristics.

SG = THE WILSHIRE SMALL GROWTH INDEX, which is a measure of the performance of the stocks of small companies with growth style characteristics.

SV = THE WILSHIRE SMALL VALUE INDEX, which is a measure of the performance of the stocks of small companies with value style characteristics.

I = THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST ("MSCI EAFE") INDEX, which is a broad measure of performance of international stocks. Investors often give consideration to international investing for the purposes of diversification, as non-U.S. stocks do not always move in the same direction as U.S. stocks. As such, international stocks can serve as an offset to some of the swings in the U.S. stock markets.

B = THE LEHMAN BROTHERS AGGREGATE BOND MARKET INDEX, which is a broad measure of performance of the U.S. bond market. Bonds are generally more stable investments than stocks, and as such, can provide diversification benefits to investors.

[PHOTO]

BRING BALANCE AND
DIVERSIFICATION TO
YOUR RETIREMENT PLAN

When most people plan for retirement, they look for smooth sailing rather than a roller coaster ride from their investment options. To help keep your retirement plan on a steady course, Horace Mann suggests diversifying your plan across a variety of investment styles.

 TOO MANY PEOPLE TRY TO "TIME THE MARKET" AND JUMP FROM ONE INVESTMENT STYLE TO
          ANOTHER WITHOUT REALIZING THE BENEFITS OF LONG-TERM GROWTH.

Market cycles are a fact of investment life. Many factors can affect the market in a negative or positive way, sending investments soaring or plunging at different times. And it is important to note that whatever market segment is on top during one period is no sure thing to be on top in the next.

Too many people try to "time the market" and jump from one investment style to another without realizing the benefits of long-term growth. Although diversifying your portfolio does not guarantee you against a loss, you are in a better position to maintain or grow through the effects of the market's swings.

We've included the "periodic" table on the previous page to show how the hot investment trend of one year can be next year's underachiever. According to the table, every investment style has held the No. 1 or No. 2 ranking at least once in the past 10 years.

The table also suggests international investments began the decade at the bottom but enjoyed the top performance honors for the next two years. Likewise, small value investments ranked last in performance in 1998 and 1999 but rose to the top for 2000. The lesson here is that it is difficult to know what next year's winners will be, particularly if you base your investing on last year's return charts.

By using a variety of annuity investment options in a well-developed asset allocation plan, you give yourself a better opportunity to avoid the pitfalls of an ever-changing market and to also reach your retirement planning goals. Contact your Horace Mann agent today about setting up a diversified plan to meet your individual needs.

[PHOTO]

   ARIEL and
              SCHWAB TEAM UP
        for a black-and-white
          look at investing

Ariel Mutual Funds and Charles Schwab & Co. released the results of a joint survey that compared high-income ($50,000 or more) African-American and white households in terms of their savings and investment attitudes and behaviors.

While trends in the survey suggest more African-Americans are becoming active stock investors, they are still participating in the stock market less than whites, according to the fourth annual survey of African-American and white investors. After controlling for factors like income, age, education and marital status, African-Americans are 35 percent less likely to have money invested in the stock market compared to whites, according to the survey which polled 500 African-Americans and 500 whites earning over $50,000. The survey was conducted in January and February by Neuwirth Research.

However, African-Americans are becoming more active stock investors. Sixty-nine percent of African-Americans own stock, up from 57 percent in 1998 and 64 percent in 1999. White stock ownership has remained flat at about 80 percent over that same period.

When looking at age, the survey shows that whites are most likely to begin investing once they reach their late 30s and early 40s, regardless of how much they earn. In fact, whites between the ages of 35 and 44 are almost three times more likely than whites under 35 to be investors. By comparison, age is not as significant a factor for African-Americans. With the exception of African-Americans over 65, the percentage of those owning stocks does not differ dramatically by age group.

Ariel Capital Management President Mellody Hobson says these findings are especially significant because they suggest that many African-Americans are foregoing the benefits of investing in the stock market. "Saving and investing is something everyone needs to do regardless of how much they earn, even if they start out small. If you don't grow up with stock, you think of it as only something for wealthy people," says Hobson.

[PHOTO]

 "SAVING AND INVESTING IS SOMETHING EVERYONE NEEDS TO DO REGARDLESS OF HOW MUCH THEY EARN, EVEN IF THEY START OUT SMALL. IF YOU DON'T GROW UP WITH STOCK, YOU
               THINK OF IT AS ONLY SOMETHING FOR WEALTHY PEOPLE."

Other findings include:

- 37 percent of African-Americans have the majority of their assets at a brokerage or mutual fund company, while 52 percent of whites do;

- 60 percent of African-Americans have a 401(k), while 67 percent of whites do;

- 9 percent of African-Americans have a 403(b), while 8 percent of whites do;

- 34 percent of African-Americans have an Individual Retirement Account (IRA), while 49 percent of whites do;

- 76 percent of African-Americans agree that leaving an inheritance is very important, while 54 percent of whites do;

- 63 percent of African-Americans think they will have enough money to live comfortably in old age, while 74 percent of whites do.

For more details, including the complete results of the survey, visit Ariel's Web site at www.arielmutualfunds.com and look under the "Ariel News" section.

The funds managed by Ariel Capital Management, Inc. are available in Horace Mann's Individual Retirement Annuity (IRA) and other tax-qualified contracts.

   [PHOTO]

Slow and steady
            FITS ARIEL JUST FINE

The Ariel Fund and the Ariel Appreciation Fund were recently added to Horace Mann's Annuity Alternatives investment options for tax-qualified annuities. Both are managed by Chicago-based Ariel Capital Management, Inc.

"At Ariel, we believe the key to investment success is having a focused approach and the discipline to stick with it," says Ariel founder and Chairman John W. Rogers Jr. "We have learned one of life's greatest lessons also holds true in investing: slow and steady wins the race."

Ariel primarily invests in undervalued small- and medium-sized companies with strong growth potential. Ariel invests in sound companies that share three attributes its investment managers believe should result in capital appreciation:

- A product or service whose strong brand franchise and loyal customer base pose formidable barriers to potential competition;

- Capable, dedicated management; and

- A solid balance sheet with high levels of cash flow and a low burden of debt.

Says Tom Goodrum, vice president, Wilshire Associates Incorporated, investment adviser for the Horace Mann Mutual Funds: "Both of the Ariel funds have performed well in 2001 as their value-oriented approaches have thrived in the current market environment. The funds have posted positive returns through the end of the second quarter."

The addition of the Ariel funds increases the variable investment options to 32 in the diversified Horace Mann Annuity Alternatives program for tax-qualified contracts. Ariel specializes in managing institutional portfolios and is the largest minority-owned money management company in the United States.

Horace Mann's annuity contracts are underwritten by Horace Mann Life Insurance Company and distributed by Horace Mann Investors, Inc., a registered broker/dealer located at 1 Horace Mann Plaza, Springfield, Illinois 62715. The guarantees in these contracts are provided by Horace Mann Life Insurance Company and are based on the financial stability of the company. The guarantees are not dependent on the investment performance of the variable investment options. More complete information about our annuity contracts, including charges and expenses, can be found in the current prospectuses available from your Horace Mann agent, or write to: Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657. You may also call our Customer Service Department at 1-800-999-1030. Please read the prospectuses carefully before you invest or send money.

[PHOTO]

FUND PERFORMANCE

                  HOW THE FUNDS MEASURE UP

FOR ANNUITY ALTERNATIVES CONTRACT OWNERS AND PUBLIC SHAREHOLDERS
Average annual total returns for the six months ended June 30, 2001 for the Annuity Alternatives contracts are shown in the first two tables below. For contributions which remained invested in an Annuity Alternatives contract, returns are shown first. For contracts which were surrendered, returns are shown second. Redemption has no affect on the variable account rates of return after the initial five-year contract period. Redemption has no affect on Public Shareholders. The third table below is the Public Shareholder average annual total return for the six months ended June 30, 2001 along with its comparable benchmark.

RETURNS IF MONEY REMAINED INVESTED, BASED ON A $1,000 INVESTMENT.

    VARIABLE ACCOUNT                   YEAR TO DATE         1 YEAR         5 YEARS         10 YEARS         SINCE INCEPTION
         Equity Fund                      (1.35)%             0.74%          5.49%           9.88%               9.51%(1)
         Balanced Fund                     0.68               4.41           6.15            8.78                8.55(1)
         Income Fund                       3.23               9.50           5.18            5.56                5.70(1)
         Short-Term Investment Fund        2.18               4.71           3.91            3.26                3.67(1)
         Small Cap Growth Fund           (20.21)            (34.19)            --              --                9.18(2)
         International Equity Fund       (16.86)            (26.62)            --              --                4.89(2)
         Socially Responsible Fund        (5.34)              3.57             --              --                8.80(2)

RETURNS IF MONEY WAS WITHDRAWN EARLY, BASED ON A $1,000 INVESTMENT.

    VARIABLE ACCOUNT                   YEAR TO DATE         1 YEAR         5 YEARS         10 YEARS         SINCE INCEPTION
         Equity Fund                      (9.24)%            (7.32)%         5.49%           9.88%               9.51%(1)
         Balanced Fund                    (7.37)             (3.94)          6.15            8.78                8.55(1)
         Income Fund                      (5.03)              1.00           5.18            5.56                5.70(1)
         Short-Term Investment Fund       (5.99)             (3.67)          3.91            3.26                3.67(1)
         Small Cap Growth Fund           (26.59)            (39.45)            --              --                8.67(2)
         International Equity Fund       (23.51)            (32.49)            --              --                4.40(2)
         Socially Responsible Fund       (12.92)             (4.71)            --              --                8.29(2)
    PUBLIC SHAREHOLDERS                YEAR TO DATE         1 YEAR         5 YEARS         10 YEARS         SINCE INCEPTION
         Equity Fund                      (0.73)%             1.97%          6.82%          11.27%              10.90%
         S&P 500 Stock Index              (6.69)            (14.83)         14.47           15.10               14.13

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The average annual total rates of return assume contributions were made on the first business day of the period indicated.

Total return measures the past performance of each fund subaccount and does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of an account will fluctuate. The value of an account may be worth more or less than its original cost, when redeemed, depending upon market fluctuations. Past performance does not guarantee future results of the subaccounts.

On March 1, 1999, Wilshire Associates, Inc. became the investment adviser for the Horace Mann Mutual Funds. The Equity Fund employs a multi-manager strategy using three subadvisers-Bernstein Investment Research and Management Unit (Bernstein), Mellon Equity Associates, and Wellington Management Co., LLP. Effective March 15, 2000, Bernstein replaced Brinson Partners as one of the subadvisers for the Equity Fund. On January 19, 2000, Balanced Fund began operating under a "fund of funds" structure, investing in the Equity Fund and Income Fund. Effective August 25, 2000 Western Asset Management became the subadviser for the Income Fund and Short-Term Investment Fund.

Returns of the Horace Mann Mutual Funds in the above tables are shown net of fund expenses. For the six months ended June 30, 2001, the Funds received credits on overnight cash balances resulting in a reduction of custody expenses. Commission credits were used to pay certain expenses for the Equity Fund from 1994 through June 30, 2001 and for the Balanced Fund from 1994 through January 19, 2000. For the six months ended June 30, 2001, certain expenses were assumed/waived for all funds. In addition, certain Balanced and Income Funds' expenses were assumed/ waived through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been assumed/waived since 1983. Certain expenses for the Small Cap Growth, International Equity, and Socially Responsible Funds have been assumed/waived since their inception, March 10, 1997. Assumed expenses and the use of credits resulted in higher actual returns and for some funds exceeded 1% depending on the expenses assumed. There is no guarantee that certain expenses will be assumed/waived or the use of credits will continue in the future.

The average annual rates of return of each variable subaccount of the Annuity Alternatives contracts were adjusted for a 1.35% mortality and expense fee until March 1, 1999, when the fee was reduced to 1.25%. Annuity contracts issued prior to January 1984 have mortality and expense charges or sales fees that differ from those of the Annuity Alternatives contracts. Such other charges and fees do not exceed those reflected in the table above.

Annuity Alternatives contracts require a $25 annual maintenance charge on the contract anniversary when the contract value is less than $10,000. This charge, which is not reflected in the returns above, after the first contract year would reduce the total rates of return by 2.5 percent on a $1,000 investment or .5 percent on a $5,000 investment.

During the first five contract years, redemption charges range from 2 to 8% for the flexible premium contracts and 1 to 5% for single premium contracts. The average annual total returns with redemption are calculated using flexible premium redemption charges. Distributions from an annuity may be subject to federal taxes and a 10% IRS penalty if withdrawn before age 59 1/2.

(1) Since inception for the Equity, Balanced, Income, and Short-Term Investment Funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington Management Company, LLP became the Funds' subadviser. On March 1, 1999 Wilshire Associates, Inc. became the investment adviser for the Funds. Wilshire employs subadvisers to manage the Funds.

(2) Since inception for the Small Cap Growth, International Equity and Socially Responsible Funds refers to their beginning date, March 10, 1997. The investment subadvisers are BlackRock Financial Management, Inc. for the Small Cap Growth Fund and, Scudder Kemper Investments, Inc. for the International Equity and Socially Responsible Funds.

WILSHIRE ASSOCIATES
1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
TEL 310.451.3051  FAX 310.458.0520  www.wilshire.com

[WILSHIRE LOGO]

Management's Discussion and Analysis
Horace Mann Mutual Funds
First Half 2001

TO THE SHAREHOLDERS OF THE HORACE MANN MUTUAL FUNDS:
With another half-year in the books, we are pleased to have the opportunity to write to you about the Horace Mann Mutual Funds. Many markets have continued to fall since our last report, and investors have heard a lot about these trends. As long-term investors, we believe keeping perspective on short-term market swings is very important. Short-term turbulence is an integral part of the way markets work, and long-term investors must exercise patience in order to attain their objectives. The Funds are managed along those lines by talented, top-quality investment professionals whose sole focus is the generation of solid long-term results.

During this challenging period, we sincerely appreciate your confidence in the Horace Mann Mutual Funds. It is our belief that the funds will provide you with the opportunity for capital growth in the long-term. We are honored to serve as adviser to the funds and work diligently to ensure that the funds provide appropriate results.

MARKET ENVIRONMENT
Investors were hoping for the best as the year 2001 opened after having experienced a down market the year before. However, the first half of 2001 provided more challenges to equity investors. Evidence of a slowing economy mounted and negatively impacted corporate results. Despite continued efforts by the Federal Reserve to stimulate the economy, declining corporate profits proved to be more than the markets could overcome.

During the first half of the year value stocks outperformed growth stocks, mimicking a trend that began in 2000. Additionally, the stocks of small companies generally fared better than those of large companies. As the market struggled to find footing, growth stocks attempted several rallies but none were sustained long enough to keep the style out of negative territory. Technology stocks continued to slide during the first half and caused significant pressure on the markets.

Bonds fared much better during the first half of 2001 than did the equity markets. Though government bonds posted solid, positive returns, corporate bonds paced the markets as investors sought higher yields. In addition, high-yield bonds continued a late-2000 rally to rise during the first half of 2001. Mortgage-related securities also outperformed the broad market.

International equities experienced much of the same pressure as U.S. equities. Slowing economic growth was seen throughout the world, and many international equity markets slumped as a result. Europe was especially hard hit with the United Kingdom experiencing substantial pressure as well. Though also victim to the slowing world economy, Japan displayed comparative resilience on the announcement of a new economic policy package and outperformed the international markets. The emerging markets also withstood the first-half pressure fairly well and fell only slightly during the first six months of the year.

FUNDS RESULTS
In the following paragraphs, we seek to provide you with insight into activity and results for the various funds in the Horace Mann family for the year 2001 thus far:

DOMESTIC EQUITIES
Though the broad market came under pressure in the first half of 2001, the Equity Fund proved more resilient as a result of its value-style orientation and outperformed its benchmark, despite posting a negative return for the first half of 2001. The fund benefited from an underweight position to the technology sector as that area of the market suffered sharp declines. The fund also generated solid returns from the energy sector during the first six months of the year. These results also benefited investors in the Balanced Fund, which is comprised of units of the Equity Fund and the Income Fund.

Like the Equity Fund, the Socially Responsible Fund benefited from its value-style orientation. The fund outperformed its benchmark during the first half of 2001, even though it produced a negative return. Despite the downdraft in the technology sector, the Socially Responsible Fund generated positive returns from that area of the market. Additionally, the fund added value in the finance and transportation sectors.

The Small Cap Growth Fund experienced pressure during the first half of the year 2001, underperforming its benchmark and showing a negative return. In a period characterized by sharp volatility, the Small Cap Growth Fund held a number of stocks that had disappointing returns. The long-term performance of the fund remains solid, and Wilshire is confident in the subadviser's capabilities and the process employed in its strategy. Regardless, Wilshire continues to monitor the situation with vigilance.

INTERNATIONAL EQUITIES
As the international markets fell in concert with domestic stocks, the International Equity Fund was not immune as it underperformed its benchmark in the first half. The slowdown suffered by the United States economy also impacted foreign markets, and the continued strength of the dollar further depressed returns for international investors. The tone of the international markets was almost unanimously negative. The fund experienced pressure from Japanese holdings and from stocks in the United Kingdom, a market that struggled substantially throughout the course of the first half of the year. The fund generated good stock selection in France, offsetting the performance pressures. Swiss stocks also added value. Though the fund's performance fell short of expectations during the first six months of 2001, the long-term results remain favorable for investors in the International Fund.

DOMESTIC FIXED INCOME
The Income Fund generated solid, positive results during the first half of the year, outperforming its index. Bonds benefited from the decline in the equity markets as market participants sought to stabilize their returns. Action by the Federal Reserve also aided bond investors during the first half as the Fed took aggressive steps to lower interest rates. The Income Fund benefited from this environment. As optimism that the Fed's actions would help the economy took hold, corporate bonds outperformed government securities, as did mortgage-backed securities. The Income Fund's overweight position in mortgage-backed securities boosted performance. The performance also benefited the Balanced Fund, which holds units of the Income Fund in conjunction with units of the Equity Fund.

CONCLUSION
Long-term investors have been tested in the first six months of 2001. We clearly recognize you have entrusted us with the care and oversight of your retirement savings, and we very much appreciate your confidence in the Horace Mann Mutual Funds. Heading in to the second half of 2001, Wilshire looks forward to continuing to apply our time-tested process to add value for you as you plan for retirement.

Through a strong partnership with Horace Mann, we believe we can provide an excellent selection of funds that will enable you to construct a balanced, diversified approach to reaching your financial goals. Thank you again for your confidence in the Horace Mann Mutual Funds.

Sincerely,


/s/ Michael P. O'Keeffe                                  /s/ Thomas M. Goodrum, Jr.
Michael P. O'Keeffe, CFA                                 Thomas M. Goodrum, Jr., CFA
Managing Director                                        Vice President

SEMI-ANNUAL REPORT

JUNE 30, 2001

HORACE MANN MUTUAL FUNDS
EQUITY FUND
BALANCED FUND
INCOME FUND
SHORT-TERM INVESTMENT FUND
SMALL CAP GROWTH FUND
INTERNATIONAL EQUITY FUND
SOCIALLY RESPONSIBLE FUND

BOARD OF TRUSTEES
A.L. Gallop
Richard A. Holt
Richard D. Lang
Harriet A. Russell
George J. Zock, Chairman

OFFICERS OF THE FUNDS

A. THOMAS ARISMAN
President

ANN CAPARROS
Secretary and
Ethics Compliance Officer

WILLIAM KELLY
Treasurer and Regulatory
Compliance Officer

LINDA L. SACCO
Assistant Secretary

DIANE M. BARNETT
Tax Compliance Officer

-------------------------------------------------
ADMINISTRATOR
HORACE MANN INVESTORS, INC.
#1 Horace Mann Plaza
Springfield, IL 62715

INVESTMENT ADVISER
WILSHIRE ASSOCIATES INCORPORATED
1299 Ocean Avenue
Santa Monica, CA 90401-1085

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
801 Pennsylvania Avenue
Kansas City, MO 64105

INDEPENDENT AUDITORS
KPMG LLP
303 East Wacker Drive
Chicago, IL 60601

-------------------------------------------------
INVESTMENT SUBADVISERS
BERNSTEIN INVESTMENT RESEARCH AND
  MANAGEMENT UNIT
767 Fifth Avenue
New York, NY 10153

BLACKROCK FINANCIAL MANAGEMENT, INC.
345 Park Avenue
New York, NY 10154-0010

MELLON EQUITY ASSOCIATES, LLP
500 Grant Street, Suite 4200
Pittsburgh, PA 15258

WELLINGTON MANAGEMENT COMPANY, LLP
75 State Street
Boston, MA 02109

WESTERN ASSET MANAGEMENT COMPANY
117 E. Colorado Blvd., Suite 600
Pasadena, CA 91105

ZURICH SCUDDER INVESTMENTS, INC.
345 Park Avenue
New York, NY 10154-0010

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

FINANCIAL HIGHLIGHTS

JUNE 30, 2001

PER SHARE DATA
                              NET ASSET                                 TOTAL INCOME    LESS DISTRIBUTION FROM:
                                VALUE        NET        NET REALIZED     (LOSS) FROM        NET          NET
PERIOD                        BEGINNING   INVESTMENT   AND UNREALIZED    INVESTMENTS    INVESTMENT    REALIZED        TOTAL
ENDED                         OF PERIOD   INCOME(1)    GAIN (LOSS)(1)   OPERATIONS(1)     INCOME        GAINS     DISTRIBUTIONS
EQUITY FUND(6)
-------------------------------------------------------------------------------------------------------------------------------
6/30/2001                      $20.65       $0.10          $(0.25)         $(0.15)         $  --        $  --         $  --
2000                            21.92        0.21           (1.23)          (1.02)          0.25           --          0.25
1999                            24.34        0.26           (0.91)          (0.65)          0.25         1.52          1.77
1998                            25.66        0.41            1.51            1.92           0.41         2.83          3.24
1997                            23.76        0.40            5.09            5.49           0.39         3.20          3.59
1996                            21.66        0.43            5.08            5.51           0.40         3.01          3.41

BALANCED FUND(6)
-------------------------------------------------------------------------------------------------------------------------------
6/30/2001                      $16.76       $  --          $ 0.22          $ 0.22          $  --        $  --         $  --
2000                            17.27        0.58           (0.42)           0.16           0.67           --          0.67
1999                            18.90        0.62           (0.84)          (0.22)          0.63         0.78          1.41
1998                            19.82        0.73            0.77            1.50           0.74         1.68          2.42
1997                            18.94        0.65            2.92            3.57           0.62         2.07          2.69
1996                            18.00        0.60            2.70            3.30           0.57         1.79          2.36

INCOME FUND(5)
-------------------------------------------------------------------------------------------------------------------------------
6/30/2001                      $12.39       $0.40          $ 0.08          $ 0.48          $  --        $  --         $  --
2000                            12.24        0.82            0.27            1.09           0.94           --          0.94
1999                            13.24        0.76           (0.97)          (0.21)          0.79           --          0.79
1998                            13.00        0.78            0.27            1.05           0.69         0.12          0.81
1997                            12.69        0.81            0.39            1.20           0.85         0.04          0.89
1996                            13.03        0.76           (0.31)           0.45           0.79           --          0.79

(1) The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                                                                                          RATIO TO AVERAGE NET
                          RATIO/ SUPPLEMENTAL DATA                                       ASSETS BEFORE WAIVED &
     NET ASSET                                   RATIO OF     RATIO OF                    REIMBURSED EXPENSES
       VALUE                     NET ASSETS      EXPENSES    NET INCOME   PORTFOLIO                    RATIO OF
        END         TOTAL      END OF PERIOD    TO AVERAGE   TO AVERAGE   TURNOVER     RATIO OF     NET INVESTMENT
     OF PERIOD   RETURN(2,3)   (IN THOUSANDS)   NET ASSETS   NET ASSETS     RATE      EXPENSES(4)     INCOME(4)
------------------------------------------------------------------------------------------------------------------
      $20.50        (0.73)%       $630,429         0.43%        0.50%       19.54%        0.44%          0.46%
       20.65        (4.64)         667,731         0.82         1.05       116.56         0.87           0.98
       21.92        (2.54)         625,133         0.73         1.09       205.70         0.79           1.04
       24.34         7.64          670,731         0.51         1.57        59.63           --             --
       25.66        23.45          598,502         0.53         1.50        54.56           --             --
       23.76        25.28          430,556         0.59         1.79        67.63           --             --

------------------------------------------------------------------------------------------------------------------
      $16.98         1.31%        $301,315         0.03%       (0.03)%       2.52%        0.03%         (0.03)%
       16.76         0.93          314,728         0.06         3.38       120.51         0.07           3.37
       17.27        (1.11)         402,539         0.75         3.30       155.53         0.77           3.28
       18.90         7.68          427,920         0.50         3.60        63.69           --             --
       19.82        19.04          387,110         0.51         3.12        77.54           --             --
       18.94        18.27          300,551         0.56         3.12        72.10           --             --

------------------------------------------------------------------------------------------------------------------
      $12.87         3.87%        $133,427         0.42%        3.10%      181.17%        0.46%          3.06%
       12.39         8.89          137,184         0.88         7.02       422.38         0.92           6.98
       12.24        (1.57)          13,175         0.99         5.83        33.09         1.03           5.79
       13.24         8.09           13,959         0.88         5.85        46.60           --             --
       13.00         9.42            9,658         0.92         6.09        96.80           --             --
       12.69         3.50           10,848         0.70         5.88       112.60         0.91           5.67

(4) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commissions credits and earnings credits on cash balances.

(5) Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1996, for years ending December 31, 1999 and 2000 and for the period ending June 30, 2001.

(6) Certain expenses for the Equity and Balanced Funds were assumed or waived by Horace Mann Investors, Inc. for the years ending December 31, 1999 and 2000 and for the period ending June 30, 2001.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

FINANCIAL HIGHLIGHTS (CONCLUDED)

JUNE 30, 2001

PER SHARE DATA
                              NET ASSET      NET                        TOTAL INCOME    LESS DISTRIBUTION FROM:
                                VALUE     INVESTMENT    NET REALIZED     (LOSS) FROM        NET          NET
PERIOD                        BEGINNING     INCOME     AND UNREALIZED    INVESTMENTS    INVESTMENT    REALIZED        TOTAL
ENDED                         OF PERIOD   (LOSS)(1)    GAIN (LOSS)(1)   OPERATIONS(1)     INCOME        GAINS     DISTRIBUTIONS
SHORT-TERM FUND(4)
-------------------------------------------------------------------------------------------------------------------------------
6/30/2001                      $ 9.92       $ 0.26         $ 0.02          $ 0.28          $  --        $  --         $  --
2000                             9.89         0.57           0.01            0.58           0.55           --          0.55
1999                             9.98         0.47           0.01            0.48           0.56         0.01          0.57
1998                             9.99         0.49           0.01            0.50           0.51           --          0.51
1997                            10.03         0.51             --            0.51           0.55           --          0.55
1996                            10.00         0.50          (0.01)           0.49           0.46           --          0.46

SMALL CAP GROWTH FUND(5)
-------------------------------------------------------------------------------------------------------------------------------
6/30/2001                      $17.31       $(0.07)        $(3.34)         $(3.41)         $  --        $  --         $  --
2000                            19.76        (0.12)         (2.03)          (2.15)            --         0.30          0.30
1999                            12.38        (0.15)          8.96            8.81             --         1.43          1.43
1998                            11.70        (0.07)          0.75            0.68             --           --            --
1997                            10.00        (0.02)          1.72            1.70             --           --            --

INTERNATIONAL EQUITY FUND(5)
-------------------------------------------------------------------------------------------------------------------------------
6/30/2001                      $14.27       $ 0.03         $(2.36)         $(2.33)         $  --        $  --         $  --
2000                            17.52         0.03          (3.10)          (3.07)            --         0.18          0.18
1999                            12.13         0.08           6.18            6.26           0.03         0.84          0.87
1998                            10.27         0.11           1.84            1.95           0.09           --          0.09
1997                            10.00         0.08           0.27            0.35           0.08           --          0.08

SOCIALLY RESPONSIBLE FUND(5)
-------------------------------------------------------------------------------------------------------------------------------
6/30/2001                      $14.11       $ 0.05         $(0.72)         $(0.67)         $  --        $  --         $  --
2000                            13.81         0.13           1.07            1.20           0.14         0.76          0.90
1999                            12.99         0.17           0.91            1.08           0.14         0.12          0.26
1998                            12.10         0.27           0.91            1.18           0.17         0.12          0.29
1997                            10.00         0.10           2.20            2.30           0.10         0.10          0.20

(1) The "Net Investment Income (Loss)" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                                                                                          RATIO TO AVERAGE NET
                          RATIO/ SUPPLEMENTAL DATA                                       ASSETS BEFORE WAIVED &
     NET ASSET                                   RATIO OF     RATIO OF                    REIMBURSED EXPENSES
       VALUE                     NET ASSETS      EXPENSES    NET INCOME   PORTFOLIO                    RATIO OF
        END         TOTAL      END OF PERIOD    TO AVERAGE   TO AVERAGE   TURNOVER     RATIO OF     NET INVESTMENT
     OF PERIOD   RETURN(2,3)   (IN THOUSANDS)   NET ASSETS   NET ASSETS     RATE      EXPENSES(7)     INCOME(7)
------------------------------------------------------------------------------------------------------------------
      $10.20          2.82%       $ 2,196          0.19%        2.63%        0.00%        0.65%          2.17%
        9.92          5.81          1,982          0.49         5.62         0.00         1.81           4.30
        9.89          4.77          1,743          0.32         4.71         0.00         1.90           3.13
        9.98          4.97          1,331          0.69         4.78         0.00         2.59           2.88
        9.99          5.09          1,151          0.50         4.98         0.00         2.52           2.96
       10.03          5.02          1,229          0.53         4.93         0.00         2.44           3.02

------------------------------------------------------------------------------------------------------------------
      $13.90        (19.70)%      $66,114          0.80%       (0.50)%     142.73%        0.89%         (0.59)%
       17.31        (10.84)        83,597          1.50        (0.57)      233.11         1.67          (0.74)
       19.76         71.55         60,497          1.50        (1.03)      172.20         1.64          (1.17)
       12.38          5.81         28,655          1.11        (0.59)      168.31         1.75          (1.23)
       11.70         17.01(6)      16,525          0.78        (0.19)       91.49         1.44          (0.85)

------------------------------------------------------------------------------------------------------------------
      $11.94        (16.12)%      $37,331          0.83%        0.22%       52.60%        0.84%          0.21%
       14.27        (17.51)        42,689          1.47         0.18        69.30         1.51           0.14
       17.52         51.83         26,403          1.30         0.53        77.74         1.69           0.14
       12.13         18.95         10,311          1.03         0.99        57.71         2.06          (0.04)
       10.27          3.46(6)       5,214          0.46         1.29        31.99         1.82          (0.07)

------------------------------------------------------------------------------------------------------------------
      $13.44         (4.75)%      $73,153          0.54%        0.39%       44.34%        0.61%          0.32%
       14.11          8.79         76,011          1.07         0.96        99.11         1.20           0.83
       13.81          8.39         59,533          1.00         1.28        60.46         1.12           1.16
       12.99          9.80         35,564          0.64         2.10        41.63         1.12           1.62
       12.10         23.04(6)       9,213          0.49         1.65        20.85         1.16           0.98

(4) Certain expenses for the Short-Term Fund were assumed or waived by Horace Mann Investors, Inc. through June 30, 2001.

(5) Certain expenses for the Small Cap Growth, International Equity and Socially Responsible Funds were assumed or waived by Horace Mann Investors, Inc. since their inception, March 10, 1997.

(6) The returns are not annualized.

(7) Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect earnings credits on cash balances.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS
                       EQUITY FUND

                       JUNE 30, 2001

[PIE CHART]

CASH & OTHER NET ASSETS                                                      COMMON STOCK
-----------------------                                                      ------------
1.0%                                                                             99.0%

                                                                                                  NUMBER OF         MARKET
                                                                                                   SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
                                    AEROSPACE 1.79%
                                       Boeing Co.                                                   62,400       $  3,469
                                       Goodrich Corp.                                               54,600          2,074
                                       Lockheed Martin Corp.                                        16,500            611
                                       Raytheon Co.                                                 48,700          1,293
                                       United Technologies Corp.                                    52,500          3,846
                                    -----------------------------------------------------------------------------------------
                                                                                                                   11,293
                                    AIR TRANSPORTATION 0.24%
                                       Continental Airlines, Inc.*                                  11,600            571
                                       Delta Air Lines, Inc.                                        21,200            934
                                    -----------------------------------------------------------------------------------------
                                                                                                                    1,505
                                    APPAREL 0.28%
                                       VF Corp.                                                     48,400          1,761
                                    AUTOMOTIVE 1.80%
                                       Cooper Tire & Rubber Co.                                     31,800            452
                                       Dana Corp.                                                   64,700          1,510
                                       Delphi Automotive Systems Corp.                             104,500          1,665
                                       Ford Motor Co.                                               71,547          1,756
                                       General Motors Corp. -- H*                                   60,900          1,233
                                       Genuine Parts Co.                                            70,600          2,224
                                       Goodyear Tire & Rubber Co.                                   65,600          1,837
                                       Visteon Corp.                                                35,896            660
                                    -----------------------------------------------------------------------------------------
                                                                                                                   11,337
                                    BANKS & FINANCIAL SERVICES 17.20%
                                       AmSouth Bancorporation                                      135,600          2,507
                                       Bank of America Corp.                                       143,300          8,602
                                       Bank One Corp.                                              145,200          5,198
                                       Bear Stearns Companies, Inc.                                 26,500          1,563
                                       Charter One Financial, Inc.                                  76,800          2,450
                                       Citigroup, Inc.                                             378,081         19,978
                                       Countrywide Credit Industries, Inc.                          26,000          1,193
                                       Federal National Mortgage Association                        61,700          5,254
                                       First Union Corp.                                           117,500          4,105
                                       FleetBoston Financial Corp.                                  96,401          3,803
                                       Goldman Sachs Group, Inc.                                    20,700          1,776
                                       Greenpoint Financial Corp.                                   22,400            860
                                       Household International, Inc.                                25,000          1,667
                                       J.P. Morgan Chase & Co.                                     138,490          6,177
                                       KeyCorp.                                                    125,300          3,264
                                       Lehman Brothers Holdings, Inc.                               19,400          1,508
                                       MBNA Corp.                                                   49,700          1,638
                                       Merrill Lynch & Co., Inc.                                    87,400          5,178
                                       Morgan Stanley Dean Witter & Co.                             25,700          1,651
                                       National City Corp.                                          86,300          2,656
                                       North Fork Bancorporation                                    28,900            896
                                       Providian Financial Corp.                                    20,800          1,231
                                       Southtrust Corp.                                            173,500          4,511
                                       Suntrust Banks, Inc.                                         14,400            933
                                       Union Planters Corp.                                         98,700          4,303
                                       US Bancorp                                                  235,367          5,364
                                       Washington Mutual, Inc.                                      92,100          3,459

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       EQUITY FUND

                       JUNE 30, 2001

                                                                                                  NUMBER OF         MARKET
                                                                                                   SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
  (CONTINUED)
                                       Wells Fargo & Co.                                           122,500       $  5,688
                                       Zions Bancorporation                                         17,300          1,007
                                    -----------------------------------------------------------------------------------------
                                                                                                                  108,420
                                    BUSINESS MACHINES 2.97%
                                       Dell Computer Corp.*                                         64,200          1,708
                                       DST Systems, Inc.*                                           12,600            664
                                       Hewlett Packard Co.                                         128,500          3,675
                                       International Business Machines Corp.                        91,500         10,340
                                       Lexmark International, Inc. -- A*                            15,100          1,015
                                       Pitney Bowes, Inc.                                           31,100          1,310
                                    -----------------------------------------------------------------------------------------
                                                                                                                   18,712
                                    BUSINESS SERVICES 1.91%
                                       AOL-Time Warner, Inc.*                                      157,600          8,353
                                       Automatic Data Processing, Inc.                              42,700          2,122
                                       Electronic Data Systems Corp.                                25,200          1,575
                                    -----------------------------------------------------------------------------------------
                                                                                                                   12,050
                                    CHEMICALS 2.82%
                                       Air Products & Chemicals, Inc.                               19,500            892
                                       Cabot Corp.                                                  27,500            991
                                       Dow Chemical Co.                                            122,598          4,076
                                       Du Pont (E.I.) de Nemours & Co.                             103,100          4,974
                                       Eastman Chemical Co.                                         32,700          1,558
                                       Great Lakes Chemical Corp.                                   19,400            598
                                       Lubrizol Corp.                                               22,400            695
                                       PPG Industries, Inc.                                         16,000            841
                                       Praxair, Inc.                                                21,000            987
                                       Sherwin Williams Co.                                         67,300          1,494
                                       Sigma-Aldrich Corp.                                          16,600            672
                                    -----------------------------------------------------------------------------------------
                                                                                                                   17,778
                                    COMMUNICATION EQUIPMENT & SERVICES 5.73%
                                       Agilent Technologies, Inc.*                                  29,600            962
                                       AT&T Corp.                                                   91,200          2,006
                                       AT&T Corp. Liberty Media Corp. -- A*                        113,400          1,983
                                       BellSouth Corp.                                              58,700          2,364
                                       Corning, Inc.                                                71,200          1,190
                                       L-3 Communications Holdings, Inc.*                            7,000            534
                                       Qwest Communications International, Inc.                     63,100          2,011
                                       SBC Communications, Inc.                                    227,700          9,122
                                       Telephone & Data Systems, Inc.                               10,300          1,120
                                       Tellabs, Inc.*                                               34,400            647
                                       Verizon Communications, Inc.                                166,458          8,906
                                       WorldCom Group*                                             352,150          5,247
                                       WorldCom, Inc.*                                               3,088             52
                                    -----------------------------------------------------------------------------------------
                                                                                                                   36,144
                                    COMPUTER SOFTWARE & SERVICES 5.04%
                                       Adaptec, Inc.*                                               34,600            337
                                       Autodesk, Inc.                                               10,400            387
                                       Cisco Systems, Inc.*                                        282,200          5,461
                                       EMC Corp.*                                                   59,400          1,726
                                       i2 Technologies, Inc.*                                       21,900            430
                                       Ingram Micro, Inc. -- A*                                     58,000            840
                                       Microsoft Corp.*                                            205,700         14,771
                                       NCR Corp.*                                                   15,400            724

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       EQUITY FUND

                       JUNE 30, 2001

                                                                                                  NUMBER OF         MARKET
                                                                                                   SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
  (CONTINUED)
                                       Oracle Corp.*                                               122,500       $  2,414
                                       Quantum-DLT & Storage Systems Group*                         95,300            962
                                       Tech Data Corp.*                                             21,400            749
                                       VeriSign, Inc.*                                              27,967          1,623
                                       Veritas Software Corp.*                                      19,600          1,321
                                    -----------------------------------------------------------------------------------------
                                                                                                                   31,745
                                    CONSTRUCTION 0.27%
                                       Centex Corp.                                                 25,000          1,019
                                       Lennar Corp.                                                 16,500            688
                                    -----------------------------------------------------------------------------------------
                                                                                                                    1,707
                                    CONSUMER PRODUCTS 3.89%
                                       Archer Daniels Midland Co.                                  217,770          2,831
                                       Avon Products, Inc.                                          24,000          1,111
                                       ConAgra, Inc.                                               147,200          2,916
                                       Crown Cork & Seal Co., Inc.                                  54,300            204
                                       Fortune Brands, Inc.                                         66,600          2,555
                                       Newell Rubbermaid, Inc.                                      70,600          1,772
                                       Owens-Illinois, Inc.*                                        61,500            417
                                       Philip Morris Cos., Inc.                                    168,300          8,541
                                       Procter & Gamble Co. (The)                                   65,700          4,192
                                    -----------------------------------------------------------------------------------------
                                                                                                                   24,539
                                    ELECTRONIC EQUIPMENT & SERVICES 3.82%
                                       Arrow Electronics, Inc.*                                     60,200          1,462
                                       Avnet, Inc.                                                  36,800            825
                                       C&D Technologies, Inc.                                       19,200            595
                                       Danaher Corp.                                                16,500            924
                                       Eaton Corp.                                                  21,400          1,500
                                       Intel Corp.                                                 235,900          7,138
                                       International Rectifier Corp.                                10,100            344
                                       ITT Industries, Inc.                                         40,400          1,788
                                       Microchip Technology, Inc.*                                  30,200            974
                                       Motorola, Inc.                                              141,000          2,335
                                       Novellus Systems, Inc.*                                      23,800          1,325
                                       Rockwell International Corp.                                 17,100            652
                                       Solectron Corp.*                                             65,000          1,190
                                       Teradyne, Inc.*                                              29,700            983
                                       Texas Instruments, Inc.                                      24,000            756
                                       Thomas & Betts Corp.                                         23,700            523
                                       Vishay Intertechnology, Inc.*                                33,200            764
                                    -----------------------------------------------------------------------------------------
                                                                                                                   24,078
                                    ENERGY 10.01%
                                       Amerada Hess Corp.                                           43,800          3,539
                                       Apache Corp.                                                  9,400            477
                                       Ashland, Inc.                                                38,800          1,556
                                       BJ Services Co.*                                             14,200            403
                                       Burlington Resources, Inc.                                   16,600            663
                                       Chevron Corp.                                                84,200          7,620
                                       Conoco, Inc. -- B                                           111,000          3,208
                                       Devon Energy Corp.                                           14,300            751
                                       Ensco International, Inc.                                    36,000            842
                                       Equitable Resources, Inc.                                     8,800            293
                                       Exxon Corp.                                                 250,100         21,846
                                       Kerr-McGee Corp.                                             17,900          1,186
                                       Newfield Exploration Co.*                                    18,700            600

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       EQUITY FUND

                       JUNE 30, 2001

                                                                                                  NUMBER OF         MARKET
                                                                                                   SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
  (CONTINUED)
                                       Noble Drilling Corp.*                                        24,200       $    793
                                       Occidental Petroleum Corp.                                   90,700          2,412
                                       PerkinElmer, Inc.                                            20,800            573
                                       Phillips Petroleum Co.                                       59,000          3,363
                                       Royal Dutch Petroleum Co.                                    70,200          4,091
                                       Schlumberger Ltd.                                            34,200          1,801
                                       Sunoco, Inc.                                                 36,800          1,348
                                       Texaco, Inc.                                                 62,675          4,174
                                       USX-Marathon Group                                           30,000            885
                                       Valero Energy Corp.                                          18,100            666
                                    -----------------------------------------------------------------------------------------
                                                                                                                   63,090
                                    ENTERTAINMENT & RECREATION 0.50%
                                       Viacom, Inc. -- B*                                           60,688          3,141
                                    FOOD & BEVERAGE 2.73%
                                       Brinker International, Inc.*                                 30,450            787
                                       Campbell Soup Co.                                            18,800            484
                                       Coca-Cola Co.                                                86,100          3,875
                                       Darden Restaurants, Inc.                                     28,300            790
                                       Dean Foods Co.                                               14,800            595
                                       Heinz (H.J.) Co.                                             53,400          2,184
                                       Hormel Foods Corp.                                           57,400          1,397
                                       McDonald's Corp.                                             60,100          1,626
                                       PepsiCo, Inc.                                                64,300          2,842
                                       Quaker Oats Co.                                               7,200            657
                                       Sara Lee Corp.                                              105,000          1,989
                                    -----------------------------------------------------------------------------------------
                                                                                                                   17,226
                                    HEALTH CARE & PHARMACEUTICALS 7.92%
                                       Abbott Laboratories                                         165,200          7,931
                                       American Home Products Corp.                                 63,900          3,734
                                       Baxter International, Inc.                                   55,900          2,739
                                       Bristol-Myers Squibb Co.                                     66,900          3,499
                                       Cardinal Health, Inc.                                        22,200          1,532
                                       Eli Lilly & Co.                                              10,200            755
                                       HCA-Healthcare Co.*                                          43,200          1,952
                                       Immunex Corp.*                                               17,400            297
                                       Johnson & Johnson                                           130,900          6,545
                                       Merck & Co., Inc.                                            82,900          5,298
                                       Pfizer, Inc.                                                216,750          8,681
                                       Pharmacia Corp.                                              67,548          3,104
                                       Schering Plough Corp.                                        76,800          2,783
                                       Tenet Healthcare Corp.*                                      20,700          1,068
                                    -----------------------------------------------------------------------------------------
                                                                                                                   49,918
                                    INSURANCE 5.95%
                                       Allstate Corp.                                               36,600          1,610
                                       AMBAC Financial Group, Inc.                                  23,300          1,356
                                       American International Group, Inc.                          103,225          8,877
                                       Aon Corp.                                                    66,300          2,321
                                       Chubb Corp.                                                  31,300          2,424
                                       CIGNA Corp.                                                  18,700          1,792
                                       Health Net, Inc.                                             51,100            889
                                       Lincoln National Corp.                                       15,600            807
                                       Loews Corp.                                                  10,600            683
                                       Marsh & McLennan Companies, Inc.                             35,800          3,616
                                       MBIA, Inc.                                                   48,600          2,706

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       EQUITY FUND

                       JUNE 30, 2001

                                                                                                  NUMBER OF         MARKET
                                                                                                   SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
  (CONTINUED)
                                       MGIC Investment Corp.                                        23,800       $  1,729
                                       Radian Group, Inc.                                           17,600            712
                                       St. Paul Cos., Inc.                                          55,100          2,793
                                       Torchmark, Corp.                                             77,800          3,128
                                       WellPoint Health Networks, Inc.*                              7,400            697
                                       XL Capital Ltd.                                              16,700          1,371
                                    -----------------------------------------------------------------------------------------
                                                                                                                   37,511
                                    MANUFACTURING (DIVERSIFIED) 7.48%
                                       Allegheny Technologies, Inc.                                 19,300            931
                                       Black & Decker Corp.                                         35,900          1,417
                                       Briggs & Stratton Corp.                                       9,400            396
                                       Cooper Industries, Inc.                                      66,000          2,613
                                       Cummins, Inc.                                                 8,900            344
                                       Dover Corp.                                                  31,500          1,186
                                       Emerson Electric Co.                                         67,400          4,078
                                       Engelhard Corp.                                              26,300            678
                                       FMC Corp.*                                                   23,200          1,591
                                       General Electric Co.                                        348,500         16,989
                                       Honeywell International, Inc.                                28,800          1,008
                                       Illinois Tool Works, Inc.                                    23,500          1,488
                                       Johnson Controls, Inc.                                        6,300            457
                                       Leggett & Platt, Inc.                                        80,100          1,765
                                       Minnesota Mining & Manufacturing Co.                         31,600          3,606
                                       National Service Industries, Inc.                            24,900            563
                                       Snap-On, Inc.                                                24,000            580
                                       Tyco International Ltd.                                     105,669          5,759
                                       Whirlpool Corp.                                              27,300          1,706
                                    -----------------------------------------------------------------------------------------
                                                                                                                   47,155
                                    MEDIA & MEDIA SERVICES 1.70%
                                       Disney (Walt) Co.                                            76,100          2,199
                                       Fox Entertainment Group, Inc.*                               34,100            951
                                       Gannett, Inc.                                                59,500          3,921
                                       Tribune Co.                                                  13,300            532
                                       Univision Communications, Inc. -- A*                         10,900            466
                                       USA Networks, Inc.*                                          47,000          1,308
                                       Westwood One, Inc.*                                          36,600          1,349
                                    -----------------------------------------------------------------------------------------
                                                                                                                   10,726
                                    METALS & MINING 1.00%
                                       Alcan Aluminum Ltd.                                          52,400          2,202
                                       Aluminum Co. of America                                     104,700          4,125
                                    -----------------------------------------------------------------------------------------
                                                                                                                    6,327
                                    PAPER & FOREST PRODUCTS 2.21%
                                       Georgia Pacific Corp.                                        20,147            682
                                       International Paper Co.                                      69,409          2,478
                                       Kimberly-Clark Corp.                                         65,900          3,684
                                       Louisana-Pacific Corp.                                       65,800            772
                                       Mead Corp.                                                   42,100          1,143
                                       Smurfit Stone Container Corp.*                               89,100          1,386
                                       Sonoco Products Co.                                          41,800          1,040
                                       Temple Inland, Inc.                                          22,900          1,220
                                       Westvaco Corp.                                               62,300          1,513
                                    -----------------------------------------------------------------------------------------
                                                                                                                   13,918

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       EQUITY FUND

                       JUNE 30, 2001

                                                                                                  NUMBER OF         MARKET
                                                                                                   SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
  (CONCLUDED)
                                    RAILROAD & SHIPPING 1.71%
                                       Burlington Northern Santa Fe Corp.                           83,300       $  2,513
                                       Canadian Pacific Ltd.                                        13,400            519
                                       CSX Corp.                                                    69,700          2,526
                                       Norfolk Southern Corp.                                      117,400          2,430
                                       Teekay Shipping Corp.                                         9,500            380
                                       Union Pacific Corp.                                          43,600          2,394
                                    -----------------------------------------------------------------------------------------
                                                                                                                   10,762
                                    RETAIL 4.70%
                                       Federated Department Stores, Inc.*                           58,500          2,486
                                       Home Depot, Inc.                                             71,900          3,347
                                       Kroger Co.*                                                  66,000          1,650
                                       Lowe's Companies, Inc.                                       24,100          1,748
                                       May Department Stores Co. (The)                              93,500          3,203
                                       RadioShack Corp.                                             15,000            458
                                       Safeway, Inc.*                                               18,000            864
                                       Sears Roebuck & Co.                                          77,300          3,271
                                       Supervalu, Inc.                                              57,200          1,004
                                       Talbot's, Inc.                                               25,100          1,098
                                       Target Corp.                                                 38,600          1,336
                                       Wal-Mart Stores, Inc.                                       175,000          8,540
                                       Zale Corp.*                                                  18,400            620
                                    -----------------------------------------------------------------------------------------
                                                                                                                   29,625
                                    UTILITIES 4.83%
                                       Ameren Corp.                                                 53,700          2,293
                                       American Electric Power, Inc.                                56,220          2,596
                                       Cinergy Corp.                                                66,700          2,331
                                       Consolidated Edison, Inc.                                    58,800          2,340
                                       Constellation Energy Group, Inc.                             16,700            711
                                       DTE Energy Co.                                               20,100            933
                                       El Paso Energy Corp.                                         33,200          1,744
                                       Exelon Corp.                                                 23,000          1,475
                                       First Energy Corp.                                           84,000          2,701
                                       FPL Group, Inc.                                              55,000          3,312
                                       KeySpan Corp.                                                14,600            533
                                       Mirant Corp.*                                                16,400            564
                                       PG&E Corp.*                                                  74,800            838
                                       Pinnacle West Capital Corp.                                  30,100          1,427
                                       Reliant Energy, Inc.                                         29,800            960
                                       TXU Corp.                                                    22,500          1,084
                                       Williams Companies, Inc.                                     34,300          1,131
                                       Wisconsin Energy Corp.                                       48,300          1,148
                                       Xcel Energy, Inc.                                            81,850          2,329
                                    -----------------------------------------------------------------------------------------
                                                                                                                   30,450
                                    WASTE MANAGEMENT 0.45%
                                       Republic Services, Inc. -- A*                                62,300          1,237
                                       Waste Management, Inc.                                       53,200          1,639
                                    -----------------------------------------------------------------------------------------
                                                                                                                    2,876

                                    TOTAL COMMON STOCK 98.95%                                                     623,794
                                       (Cost $607,737)
                                    -----------------------------------------------------------------------------------------

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONCLUDED)
                       EQUITY FUND

                       JUNE 30, 2001

                                                                                                      PRINCIPAL
                                                                                          MATURITY     AMOUNT         MARKET
                                                                                  RATE      DATE        (000)         (000)
-------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM
INVESTMENTS
                                    Paribas -- Repurchase Agreement
                                       (secured by $2,625 US Treasury Note,
                                       6.25%, 10/31/01)                           3.94%   07/02/01     $2,548      $  2,548

                                    State Street Bank -- Repurchase Agreement
                                       (secured by $2,312 US Treasury Note,
                                       5.625%, 12/31/02)                          2.75    07/02/01      2,263         2,263

                                    State Street Bank -- Repurchase Agreement
                                       (secured by $3,576 US Treasury Note,
                                       5.625%, 12/31/02)                          2.75    07/02/01      3,501         3,501
                                    -------------------------------------------------------------------------------------------

                                    TOTAL SHORT-TERM INVESTMENTS 1.32%                                                8,312
                                       (Cost $8,312)
                                    -------------------------------------------------------------------------------------------

                                    TOTAL INVESTMENTS 100.27%                                                       632,106
                                       (Cost $616,049)

                                    LIABILITIES IN EXCESS OF
                                       CASH AND OTHER ASSETS (0.27%)                                                 (1,677)
                                    -------------------------------------------------------------------------------------------

                                    NET ASSETS 100.00%                                                             $630,429
                                    -------------------------------------------------------------------------------------------

                       * Non-income producing during the six months ended June
                         30, 2001 as this security did not pay dividends.

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS
                       BALANCED FUND

                       JUNE 30, 2001

[PIE CHART]

            INVESTMENTS, CASH & OTHER NET ASSETS
            ------------------------------------
100%

                                                                                                  NUMBER OF         MARKET
                                                                                                   SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS
                                    Horace Mann Equity Fund                                       8,790,462      $180,204
                                    Horace Mann Income Fund                                       9,416,395       121,189
                                    -----------------------------------------------------------------------------------------

                                    TOTAL INVESTMENTS 100.03%                                                     301,393
                                       (Cost $302,121)

                                    LIABILITIES IN EXCESS OF
                                       CASH AND OTHER ASSETS (0.03%)                                                  (78)
                                    -----------------------------------------------------------------------------------------

                                    NET ASSETS 100.00%                                                           $301,315
                                    -----------------------------------------------------------------------------------------

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS
                       INCOME FUND

                       JUNE 30, 2001

[PIE CHART]

                                                                   U.S. & FOREIGN GOVERNMENT & AGENCY
U.S. & FOREIGN CORPORATE BONDS/NOTES, CASH & OTHER NET ASSETS                  OBLIGATIONS
-------------------------------------------------------------      ----------------------------------
41.3%                                                                             58.7%

                                                                                                  NUMBER OF         MARKET
                                                                                                   SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
                                    FOOD & BEVERAGE
                                       Aurora Foods, Inc.                                             2          $     10
                                    -----------------------------------------------------------------------------------------

                                    TOTAL COMMON STOCK 0.01%                                                           10
                                       (Cost $5)
                                    -----------------------------------------------------------------------------------------

                                                                                                        PRINCIPAL
                                                                                            MATURITY     AMOUNT         MARKET
                                                                                   RATE       DATE        (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------

U.S. AND FOREIGN
GOVERNMENT
AND AGENCY
OBLIGATIONS
                                    TREASURY BONDS/NOTES
                                       United States Treasury Bond                 3.88%    04/15/29     $ 3,733     $  3,997
                                       United States Treasury Bond                 5.25     11/15/28         460          420
                                       United States Treasury Bond                 6.12     08/15/29       1,780        1,844
                                       United States Treasury Bond                 6.25     05/15/30         160          169
                                       United States Treasury Strip*               6.15     11/15/21       5,050        1,475
                                       United States Treasury Strip*               6.12     05/15/17       2,570          990

                                    U.S. GOVERNMENT AGENCIES
                                       Federal Home Loan Banks                     5.91     03/27/08       1,000        1,002
                                       Federal Home Loan Banks                     5.93     04/09/08         100          100

                                       Federal Home Loan Mortgage Corp.            5.63     03/15/11       2,180        2,091
                                       Federal Home Loan Mortgage Corp.            5.88     03/21/11         480          461
                                       Federal Home Loan Mortgage Corp.            6.00     12/15/17          25           25
                                       Federal Home Loan Mortgage Corp.            6.75     03/15/31       2,100        2,141

                                       Federal National Mortgage Association       6.00     05/15/11          60           59
                                       Federal National Mortgage Association       6.25     02/01/11         420          415
                                       Federal National Mortgage Association       6.29     06/20/08         100           99
                                       Federal National Mortgage Association       6.32     03/16/09         150          149
                                       Federal National Mortgage Association       6.36     08/14/08       1,365        1,350
                                       Federal National Mortgage Association       6.63     11/15/10         830          857

                                       Financing Corp. Strip*                      6.75     04/05/19         130           41

                                       Tennessee Valley Authority                  7.13     05/01/30         850          903

                                    MORTGAGE-BACKED SECURITIES
                                       (U.S. GOVERNMENT AGENCIES)
                                       Federal National Mortgage Association       5.85     01/01/09         197          193
                                       Federal National Mortgage Association       5.98     01/01/09         165          163
                                       Federal National Mortgage Association       6.00     06/01/18         830          815
                                       Federal National Mortgage Association       6.00     12/01/18         118          115
                                       Federal National Mortgage Association       6.00     01/01/19         125          122
                                       Federal National Mortgage Association       6.00     07/01/31       6,300        6,046
                                       Federal National Mortgage Association       6.21     08/01/08         531          533
                                       Federal National Mortgage Association       6.23     07/01/08          97           97
                                       Federal National Mortgage Association       6.23     01/01/09         184          181
                                       Federal National Mortgage Association       6.25     07/01/08         551          554
                                       Federal National Mortgage Association       6.27     06/01/08          97           97

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       INCOME FUND

                       JUNE 30, 2001

                                                                                                        PRINCIPAL
                                                                                            MATURITY     AMOUNT         MARKET
                                                                                   RATE       DATE        (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------

U.S. AND FOREIGN
GOVERNMENT
AND AGENCY
OBLIGATIONS
  (CONTINUED)
                                       Federal National Mortgage Association       6.31%    07/01/08     $    68     $     68
                                       Federal National Mortgage Association       6.34     06/01/08         116          117
                                       Federal National Mortgage Association       6.42     06/01/08         145          147
                                       Federal National Mortgage Association       6.44     01/01/08         332          337
                                       Federal National Mortgage Association       6.47     02/01/08         251          255
                                       Federal National Mortgage Association       6.50     01/01/08          60           61
                                       Federal National Mortgage Association       6.50     11/01/12         515          520
                                       Federal National Mortgage Association       6.50     06/01/29         928          915
                                       Federal National Mortgage Association       6.50     07/01/29       2,707        2,668
                                       Federal National Mortgage Association       6.50     08/01/29         967          953
                                       Federal National Mortgage Association       6.50     02/01/30         428          422
                                       Federal National Mortgage Association       6.50     03/01/30         809          798
                                       Federal National Mortgage Association       6.51     01/01/08          41           42
                                       Federal National Mortgage Association       6.58     01/01/08          50           51
                                       Federal National Mortgage Association       6.62     12/01/07         197          202
                                       Federal National Mortgage Association       6.62     01/01/08          67           69
                                       Federal National Mortgage Association       6.79     11/01/07         541          558
                                       Federal National Mortgage Association       6.85     10/01/07         937          971
                                       Federal National Mortgage Association       7.00     08/01/19         250          253
                                       Federal National Mortgage Association       7.00     04/01/30         498          500
                                       Federal National Mortgage Association       7.00     05/01/30         827          831
                                       Federal National Mortgage Association       7.04     07/01/06         516          538
                                       Federal National Mortgage Association       7.33     10/01/09          67           70
                                       Federal National Mortgage Association       7.50     10/01/22         186          191
                                       Federal National Mortgage Association       7.50     07/01/23          91           93
                                       Federal National Mortgage Association       7.50     04/01/30       3,323        3,390
                                       Federal National Mortgage Association       7.50     07/01/31         300          306
                                       Federal National Mortgage Association       7.75     04/01/17          47           49
                                       Federal National Mortgage Association       8.00     11/01/09           1            1
                                       Federal National Mortgage Association       8.00     08/01/14         255          264
                                       Federal National Mortgage Association       8.00     10/01/14          13           13
                                       Federal National Mortgage Association       8.00     01/01/17          18           19
                                       Federal National Mortgage Association       8.00     08/01/29         620          641
                                       Federal National Mortgage Association       8.00     03/01/30       2,742        2,832
                                       Federal National Mortgage Association       8.50     09/01/14         132          141
                                       Federal National Mortgage Association       8.50     01/01/15          29           31
                                       Federal National Mortgage Association       8.50     03/01/15          94          100
                                       Federal National Mortgage Association       8.50     03/01/30         389          409
                                       Federal National Mortgage Association       8.75     02/01/10         116          122
                                       Federal National Mortgage Association      10.25     07/01/13           3            4

                                       Government National Mortgage Association    6.00     02/15/14          46           46
                                       Government National Mortgage Association    6.00     03/15/14         183          182
                                       Government National Mortgage Association    6.00     07/01/31       1,100        1,065
                                       Government National Mortgage Association    6.50     12/15/12         105          107
                                       Government National Mortgage Association    6.50     02/15/13         174          176
                                       Government National Mortgage Association    6.50     05/15/13         307          311
                                       Government National Mortgage Association    6.50     08/15/13         191          193
                                       Government National Mortgage Association    6.50     10/15/13          99          100
                                       Government National Mortgage Association    6.50     02/15/14         123          124
                                       Government National Mortgage Association    6.50     03/15/28         155          154
                                       Government National Mortgage Association    6.50     04/15/28         480          476
                                       Government National Mortgage Association    6.50     06/15/28         220          218
                                       Government National Mortgage Association    6.50     07/15/28         215          213
                                       Government National Mortgage Association    6.50     08/15/28         484          479

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       INCOME FUND

                       JUNE 30, 2001

                                                                                                        PRINCIPAL
                                                                                            MATURITY     AMOUNT         MARKET
                                                                                   RATE       DATE        (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------

U.S. AND FOREIGN
GOVERNMENT
AND AGENCY
OBLIGATIONS
  (CONTINUED)
                                       Government National Mortgage Association    6.50%    09/15/28     $   161     $    160
                                       Government National Mortgage Association    6.50     10/15/28         294          291
                                       Government National Mortgage Association    6.50     07/01/31      12,100       11,968
                                       Government National Mortgage Association    7.00     08/15/28          39           39
                                       Government National Mortgage Association    7.00     07/01/31       5,800        5,851
                                       Government National Mortgage Association    7.50     01/15/23         369          380
                                       Government National Mortgage Association    7.50     02/15/23           9            9
                                       Government National Mortgage Association    7.50     05/15/23         394          406
                                       Government National Mortgage Association    7.50     06/15/23         422          435
                                       Government National Mortgage Association    7.50     08/15/23         250          257
                                       Government National Mortgage Association    7.50     09/15/23         211          217
                                       Government National Mortgage Association    7.50     11/15/23         278          286
                                       Government National Mortgage Association    7.50     12/15/23       1,241        1,282
                                       Government National Mortgage Association    7.50     10/15/29         761          781
                                       Government National Mortgage Association    7.50     11/15/29         114          116
                                       Government National Mortgage Association    7.50     06/15/30         186          190
                                       Government National Mortgage Association    8.00     05/20/22          83           86
                                       Government National Mortgage Association    8.25     05/15/06          19           20
                                       Government National Mortgage Association    8.50     01/15/20           9            9
                                       Government National Mortgage Association    8.50     02/15/21          34           36
                                       Government National Mortgage Association    8.50     06/15/21          22           23
                                       Government National Mortgage Association    8.50     08/15/21           3            4
                                       Government National Mortgage Association    8.50     04/15/23          54           56
                                       Government National Mortgage Association    9.50     07/20/02           1            1
                                       Government National Mortgage Association    9.50     12/20/02           3            3
                                       Government National Mortgage Association    9.50     01/20/03           3            3
                                       Government National Mortgage Association    9.50     02/20/03           4            4
                                       Government National Mortgage Association    9.50     05/20/03           8            9
                                       Government National Mortgage Association    9.50     08/20/03           8            9
                                       Government National Mortgage Association    9.50     09/20/03          15           16
                                       Government National Mortgage Association    9.50     11/20/03           8            8
                                       Government National Mortgage Association    9.50     09/20/04           5            5
                                       Government National Mortgage Association    9.50     08/15/17          15           17
                                       Government National Mortgage Association   11.50     03/15/10           5            6
                                       Government National Mortgage Association   12.00     03/15/14           1            1
                                       Government National Mortgage Association   12.00     04/15/14           1            1
                                       Government National Mortgage Association   12.00     03/15/15           2            2
                                       Government National Mortgage Association   12.00     04/15/15           2            2
                                       Government National Mortgage Association   12.00     06/15/15           4            4
                                       Government National Mortgage Association   12.00     07/15/15           2            2
                                       Government National Mortgage Association   12.00     11/15/15          13           16

                                    FOREIGN GOVERNMENT SECURITIES
                                       Brazil (Republic of)                        8.00     04/15/14       1,225          907
                                       Brazil (Republic of)                       11.00     08/17/40         939          691
                                       Bulgaria (Republic of)                      6.31     07/28/11         490          385
                                       Colombia (Republic of)                     11.75     02/25/20         410          392
                                       Panama (Republic of)                        4.50     07/17/14          80           71
                                       Panama (Republic of)                        6.44     07/17/16         873          703
                                       Peru (Republic of)                          3.75     03/07/17          60           37
                                       Peru (Republic of)                          4.50     03/07/17         535          368

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       INCOME FUND

                       JUNE 30, 2001

                                                                                                        PRINCIPAL
                                                                                            MATURITY     AMOUNT         MARKET
                                                                                   RATE       DATE        (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------

U.S. AND FOREIGN
GOVERNMENT
AND AGENCY
OBLIGATIONS
  (CONCLUDED)
                                       Philippines (Republic of)                   9.50%    10/21/24     $   175     $    172
                                       Philippines (Republic of)                   9.88     01/15/19         255          222
                                    ---------------------------------------------------------------------------------------------

                                    TOTAL U.S. AND FOREIGN GOVERNMENT AND
                                       AGENCY OBLIGATIONS 58.65%                                                       78,252
                                       (Cost $76,761)
                                    ---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
                                    CORPORATE SECURITIES
                                       Adelphia Communications Corp.              10.88     10/01/10          88           89
                                       AdvancePCS                                  8.50     04/01/08          30           31
                                       AES Corp.                                   9.38     09/15/10          39           39
                                       AES Corp.                                   9.50     06/01/09          53           54
                                       AES Corp.                                  10.25     07/15/06         118          121
                                       AGCO Corp.**                                9.50     05/01/08          41           40
                                       Allied Waste North America, Inc.            7.63     01/01/06          72           71
                                       Allied Waste North America, Inc.**          8.88     04/01/08         129          132
                                       American Axle & Manufacturing, Inc.         9.75     03/01/09          38           38
                                       American Standard, Inc.                     7.38     04/15/05          70           70
                                       American Standard, Inc.                     7.63     02/15/10          50           49
                                       American Tower Corp.**                      9.38     02/01/09          84           79
                                       Amkor Tech, Inc.**                          9.25     02/15/08          30           29
                                       Anchor Gaming                               9.88     10/15/08          68           72
                                       Anheuser Busch Cos., Inc.                   6.80     08/20/32         200          198
                                       ARMCO, Inc.                                 9.00     09/15/07         138          135
                                       Associates Corp. of North America           7.95     02/15/10          55           60
                                       Avis Group Holdings, Inc.                  11.00     05/01/09          57           64
                                       Banc One Corp.                              9.88     03/01/09          75           88
                                       Bank of America Corp.                       7.40     01/15/11         140          145
                                       Bank Of America Corp.                       7.80     02/15/10         160          170
                                       Bank One Capital pfd.                       8.75     09/01/30         400          433
                                       Bear Stearns Companies, Inc.                5.21     03/28/03         190          190
                                       Bio-Rad Laboratories, Inc.                 11.63     02/15/07          81           88
                                       BTI Telecom Corp.                          10.50     09/15/07         140           28
                                       Calpine Corp.                               7.88     04/01/08          75           72
                                       Century Communications Corp.*              11.96     01/15/08         225          104
                                       Chancellor Media Corp.                      8.00     11/01/08          25           26
                                       Chancellor Media Corp.                      8.13     12/15/07         132          137
                                       Charter Communications Holdings, LLC        8.63     04/01/09         103           97
                                       Charter Communications Holdings, LLC       10.75     10/01/09         170          176
                                       CIT Group Holdings, Inc.                    7.63     08/16/05         750          790
                                       CMS Energy Corp.                            9.88     10/15/07         201          212
                                       Columbia/HCA Healthcare Corp.               7.25     05/20/08          20           19
                                       Commercial Credit Group, Inc.              10.00     05/15/09       1,121        1,349
                                       Constellation Brands, Inc.**                8.00     02/15/08          88           88
                                       Crown Castle International Corp.**          9.38     08/01/11          84           75
                                       CSC Holdings, Inc.                          7.25     07/15/08         150          144
                                       CSC Holdings, Inc.**                        7.88     04/01/11          70           67
                                       CSC Holdings, Inc.                          9.25     11/01/05          75           77
                                       Daimler Chrysler North America Holdings     7.40     01/20/05         750          775
                                       Deere (John) Capital Corp.                  4.37     05/06/02       1,400        1,400
                                       Du Pont (E.I.) De Nemours & Co.             8.13     03/15/04          75           80

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       INCOME FUND

                       JUNE 30, 2001

                                                                                                        PRINCIPAL
                                                                                            MATURITY     AMOUNT         MARKET
                                                                                   RATE       DATE        (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------

U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
  (CONTINUED)
                                       EchoStar Broadband Corp.                   10.38%    10/01/07     $     5     $      5
                                       EchoStar DBS Corp.                          9.38     02/01/09         125          122
                                       Electronic Data System Corp.                7.45     10/15/29         650          649
                                       Emmis Communications Corp.                  8.13     03/15/09          30           29
                                       Ford Motor Co.                              7.45     07/16/31         240          231
                                       Ford Motor Credit Co.                       7.38     02/01/11         700          709
                                       Fuji JGB Investment, LLC pfd.**             9.87     12/31/49         400          385
                                       General Electric Capital Corp.              8.70     05/21/07          50           57
                                       General Electric Capital Corp.              8.85     04/01/05         500          558
                                       General Motors Acceptance Corp.             6.75     01/15/06         700          714
                                       General Motors Acceptance Corp.             7.25     03/02/11         750          762
                                       Georgia Gulf Corp.                         10.38     11/01/07          45           46
                                       Goldman Sachs Group, Inc.                   7.80     01/28/10         750          793
                                       Harrahs Operations, Inc.                    7.88     12/15/05          72           73
                                       HCA Healthcare Co.                          8.75     09/01/10          60           64
                                       Healthsouth Corp.                          10.75     10/01/08          50           54
                                       Heller Financial, Inc.                      8.00     06/15/05       1,000        1,071
                                       Hercules, Inc.**                           11.12     11/15/07           2            2
                                       HMH Properties, Inc.                        8.45     12/01/08          27           26
                                       Host Marriott Corp.                         9.25     10/01/07           7            7
                                       Household Financial Corp.                   8.00     05/09/05         750          801
                                       Huntsman Corp.**                            9.50     07/01/07         156          117
                                       Huntsman ICI Holdings, LLC*                13.38     12/31/09          28            9
                                       IBJ Preferred Capital Co., LLC pfd.**       8.79     12/29/49         400          365
                                       ICN Pharmaceuticals, Inc.**                 8.75     11/15/08          45           46
                                       ICN Pharmaceuticals, Inc.                   9.25     08/15/05          53           54
                                       IMC Global, Inc.**                         10.88     06/01/08          47           46
                                       Insight Midwest LP**                       10.50     11/01/10          64           68
                                       KB Home                                     9.50     02/02/11          54           54
                                       Lear Corp.                                  7.96     05/15/05          40           40
                                       Lehman Brothers Holdings, Inc.              8.25     06/15/07         700          759
                                       Lockheed Martin Corp.                       8.50     12/01/29         220          243
                                       Lyondell Chemical Co.                       9.63     05/01/07         102          102
                                       Manor Care, Inc.                            8.00     03/01/08          50           50
                                       McleodUSA, Inc.                             8.38     03/15/08          50           27
                                       McleodUSA, Inc.                             9.25     07/15/07          75           42
                                       McleodUSA, Inc.                             9.50     11/01/08          25           14
                                       McleodUSA, Inc.                            11.38     01/01/09          14            9
                                       Mediacom, LLC**                             9.50     01/15/13          79           75
                                       MGM Grand, Inc.                             9.75     06/01/07          37           39
                                       Mohegan Tribal Gaming Authority             8.75     01/01/09          40           41
                                       Nabisco, Inc.                               7.55     06/15/15         300          305
                                       NCNB Corp.                                 10.20     07/15/15         774          971
                                       News America Holdings, Inc.                 7.30     04/30/28         420          376
                                       News America Holdings, Inc.                 8.00     10/17/16         600          605
                                       Nextel Communications, Inc.*+              15.29     10/31/07         200          130
                                       Nextel Communications, Inc.                 9.38     11/15/09          50           39
                                       Norfolk Southern Corp.                      6.20     04/15/09         600          568
                                       Nortek, Inc.                                8.88     08/01/08          96           92
                                       Nortek, Inc.                                9.13     09/01/07         100           98
                                       Ocean Energy, Inc.                          8.38     07/01/08          40           42
                                       Ocean Energy, Inc.                          8.88     07/15/07          60           63
                                       Omnicare, Inc.**                            8.13     03/15/11          60           61
                                       Orion Power Holdings, Inc.**               12.00     05/01/10          53           59
                                       P & L Coal Holdings Corp.                   9.63     05/15/08         150          158

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       INCOME FUND

                       JUNE 30, 2001

                                                                                                        PRINCIPAL
                                                                                            MATURITY     AMOUNT         MARKET
                                                                                   RATE       DATE        (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------

U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
  (CONTINUED)
                                       Packaging Corp. of America                  9.63%    04/01/09     $    50     $     53
                                       Park Place Entertainment Corp.              9.38     02/15/07         110          115
                                       Pepsi Bottling Group, Inc.                  7.00     03/01/29         650          648
                                       Philip Morris Capital Corp.                 7.20     02/01/07         500          514
                                       Philip Morris Capital Corp.                 7.50     07/16/09         500          505
                                       Pioneer National Resource Co.               9.63     04/01/10          26           28
                                       Raytheon Co.                                6.75     08/15/07         220          213
                                       Reynolds (R.J.) Tobacco Holdings, Inc.      7.75     05/15/06         800          805
                                       Rohm & Haas Co.                             7.85     07/15/29       1,190        1,236
                                       Schuler Homes**                             9.38     07/15/09         110          110
                                       Six Flags, Inc.**                           9.50     02/01/09          44           46
                                       Station Casinos, Inc.                       8.88     12/01/08         150          150
                                       Telecorp PCS, Inc.                         10.63     07/15/10          20           19
                                       Tenet Healthcare Corp.                      7.88     01/15/03          10           10
                                       Tenet Healthcare Corp.                      8.13     12/01/08         150          155
                                       Tenet Healthcare Corp.                      8.63     01/15/07          20           21
                                       Terex Corp.                                 8.88     04/01/08         100           96
                                       Textron Financial Corp.                     4.99     03/18/02         200          200
                                       Toll Corp.                                  8.25     02/01/11          63           61
                                       TRW, Inc.                                   5.29     03/25/02         700          698
                                       UBS Pfd. Funding Trust I                    8.62     10/29/49         700          756
                                       Unilever Capital                            7.13     11/01/10         360          373
                                       Union Pacific Corp.                         6.63     02/01/29         170          154
                                       Vintage Petroleum, Inc.**                   7.88     05/15/11          70           68
                                       Visteon Corp.                               8.25     08/01/10         415          432
                                       Voicestream Wireless Corp.                 10.38     11/15/09          43           49
                                       Waste Management, Inc.                      6.88     05/15/09         425          414
                                       Waste Management, Inc.                      7.38     05/15/29         500          464
                                       WCI Communities, Inc.**                    10.63     02/15/11          41           43
                                       WMX Technologies, Inc.                      7.00     10/15/06         125          125
                                       Worldcom, Inc.                              7.50     05/15/11         200          195
                                       Worldcom, Inc.                              8.25     05/15/10         400          413
                                       Worldcom, Inc.                              8.25     05/15/31         270          264
                                       Xerox Corp.                                 0.57     04/21/18         530          249
                                       Zurich Capital Trust Co.**                  8.38     06/01/37         600          610

                                    CORPORATE ASSET AND MORTGAGE BACKED SECURITIES
                                       AESOP Funding II LLC**                      6.14     05/20/06         500          507
                                       Americredit Automobile Receivables Trust    6.70     03/05/04       1,290        1,309
                                       California Infrastructure PG&E-1            6.25     06/25/04       2,575        2,607
                                       California Infrastructure SCE-1             6.22     03/25/04       2,128        2,142
                                       Capital Lease Funding**                     7.35     06/22/24         800          831
                                       Commercial Mortgage Asset Trust             6.59     07/17/08       1,000        1,009
                                       Commercial Mortgage Asset Trust             7.55     12/17/09         180          190
                                       Conseco Finance+                            6.99     07/01/32       2,700        2,605
                                       Contimortgage Home Equity Loan              6.37     02/25/26       1,201        1,158
                                       Credit Suisse First Boston                  6.55     11/17/07         675          681
                                       Delta Funding Home Equity Loan Trust        5.98     02/15/23       1,024        1,029
                                       GMAC Commercial Mortgage Securities, Inc.   6.95     09/15/33         400          409
                                       GMAC Mortgage Corporation Loan Trust        5.18     05/25/24          58           58
                                       Green Tree Financial Corp.                  7.45     09/15/28       1,500        1,406
                                       Green Tree Recreational Equipment           7.25     03/15/29         151           95
                                       Home Loan Trust**                           4.93     05/25/26         500          500
                                       Household Home Equity Loan Trust+           4.43     05/20/31       1,312        1,313
                                       Nomura Asset Securities Corp.               7.12     04/13/36       1,000        1,035

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONCLUDED)
                       INCOME FUND

                       JUNE 30, 2001

                                                                                                        PRINCIPAL
                                                                                            MATURITY     AMOUNT         MARKET
                                                                                   RATE       DATE        (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------

U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
  (CONCLUDED)
                                       Onyx Acceptance Auto Trust                  6.67%    07/15/03     $ 1,191     $  1,201
                                       Security National Mortgage Loan Trust**     8.80     04/25/24         600          598
                                       Systems 2001 Asset Trust LLC**              6.66     09/15/13         680          680
                                       Western Auto                                7.07     08/20/03         922          932

                                    CORPORATE FOREIGN SECURITIES
                                       Alliance Atlantis Communications, Inc.     13.00     12/15/09          25           26
                                       Compagnie Generale De Geophysique          10.63     11/15/07          53           55
                                       Flextronics International, Ltd.             9.88     07/01/10          73           73
                                       France Telecom SA**                         7.75     03/01/11         500          509
                                       France Telecom SA**                         8.50     03/01/31         200          209
                                       Global Crossing Holdings, Ltd.              8.70     08/01/07          70           53
                                       Hydro Quebec                                6.30     05/11/11         100           98
                                       Hydro Quebec                                8.63     06/15/29         775          929
                                       Marconi Corp. PLC                           8.38     09/15/30         210          181
                                       Mexico (Utd Mex St)                        11.50     05/15/26       2,090        2,633
                                       Quebec Providence                           7.50     09/15/29         750          800
                                       Royal Bank Scotland Group PLC               8.82     03/31/05         300          322
                                       SB Treasury Co., LLC**+                     9.40     12/29/49         580          584
                                       Tembec Finance Corp.                        9.88     09/30/05          14           14
                                       Tembec Industries, Inc.**                   8.50     02/01/11         168          171
                                       Triton Energy Ltd.                          8.88     10/01/07          15           15
                                       United Mexican States                       8.38     01/14/11         745          749
                                    ---------------------------------------------------------------------------------------------

                                    TOTAL CORPORATE BONDS 45.82%                                                       61,134
                                       (Cost $59,596)
                                    ---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENT
                                    Merrill Lynch -- Repurchase Agreement
                                       (secured by $18,270, FHLB,
                                       6.55%, 10/29/08)                            4.11     07/01/02      18,000       18,000
                                    ---------------------------------------------------------------------------------------------

                                    TOTAL SHORT-TERM INVESTMENT 13.49%                                                 18,000
                                       (Cost $18,000)
                                    ---------------------------------------------------------------------------------------------

                                    TOTAL INVESTMENTS 117.96%                                                         157,396
                                       (Cost $154,362)

                                    LIABILITIES IN EXCESS OF
                                       CASH AND OTHER ASSETS (17.96%)                                                 (23,969)
                                    ---------------------------------------------------------------------------------------------

                                    NET ASSETS 100.00%                                                               $133,427
                                    ---------------------------------------------------------------------------------------------

                        * Non-income producing for the six months ended June 30,
                          2001, as this security did not pay dividends. The rate reflects the securities yield to maturity.

                       ** Securities exempt from registration under Rule 144A of
                          the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At June 30, 2001, these securities amounted to $7,200 or 5.4 percent of net assets.

                        + Denotes a step bond: a zero coupon bond that converts
                          to a fixed or variable rate at a future date. The rate reflects the securities yield to maturity.

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS
                       SHORT-TERM INVESTMENT FUND

                       JUNE 30, 2001

[PIE CHART]

                                                                                                      U.S. GOVERNMENT AGENCY
CASH & OTHER NET ASSETS                                             REPURCHASE AGREEMENT                   OBLIGATIONS
-----------------------                                             --------------------              ----------------------
2.0%                                                                        8.5%                              89.5%

                                                                                                       PRINCIPAL
                                                                                           MATURITY     AMOUNT        MARKET
                                                                                   RATE      DATE        (000)         (000)
-------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT
AND AGENCY
OBLIGATIONS
                                    FEDERAL FARM CREDIT BANK
                                       DISCOUNT NOTE                               6.25%   12/02/02      $400       $  409

                                    FEDERAL HOME LOAN
                                       MORTGAGE DISCOUNT NOTE                      6.05    10/11/01       470          465

                                    FEDERAL NATIONAL MORTGAGE
                                       ASSOCIATION DISCOUNT NOTE                   4.63    05/15/03       400          401

                                    STUDENT HOME LOAN
                                       DISCOUNT NOTE                               6.11    09/17/01       500          496

                                    UNITED STATES TREASURY BILL                    4.02    02/28/02       200          195
                                    -------------------------------------------------------------------------------------------

                                    TOTAL U.S. GOVERNMENT AND
                                       AGENCY OBLIGATIONS 89.53%                                                     1,966
                                       (Cost $1,960)
-------------------------------------------------------------------------------------------------------------------------------

REPURCHASE
AGREEMENT
                                    State Street Bank -- Repurchase Agreement
                                       (secured by $195, US Treasury Bond,
                                       7.50%, 11/15/16)                            2.75    07/02/01       187          187
                                    -------------------------------------------------------------------------------------------

                                    TOTAL REPURCHASE AGREEMENT 8.51%                                                   187
                                       (Cost $187)

                                    TOTAL INVESTMENTS 98.04%                                                         2,153
                                       (Cost $2,147)

                                    CASH AND OTHER ASSETS IN
                                       EXCESS OF LIABILITIES 1.96%                                                      43
                                    -------------------------------------------------------------------------------------------

                                    NET ASSETS 100.00%                                                              $2,196
                                    -------------------------------------------------------------------------------------------

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS
                       SMALL CAP GROWTH FUND

                       JUNE 30, 2001

[PIE CHART]

CASH & OTHER NET ASSETS                                                      COMMON STOCK
-----------------------                                                      ------------
7.4%                                                                             92.6%

                                                                                                   NUMBER OF        MARKET
                                                                                                    SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
                                    AEROSPACE 0.46%
                                       Alliant Techsystems, Inc.*                                    3,400        $  306
                                    APPAREL 0.75%
                                       Nautica Enterprises, Inc.*                                   19,963           406
                                       Tommy Hilfiger Corp.*                                         6,300            88
                                    -----------------------------------------------------------------------------------------
                                                                                                                     494
                                    AUTOMOTIVE 0.38%
                                       American Axle & Manufacturing Holdings, Inc.*                 1,400            24
                                       IMPCO Technologies, Inc.*                                     7,100           224
                                    -----------------------------------------------------------------------------------------
                                                                                                                     248
                                    BANKS & FINANCIAL SERVICES 1.10%
                                       FirstFed Financial Corp.*                                     1,100            33
                                       Investment Technology Group, Inc.*                           13,800           694
                                    -----------------------------------------------------------------------------------------
                                                                                                                     727
                                    BUSINESS SERVICES 1.63%
                                       F.Y.I., Inc.*                                                 8,800           356
                                       LNR Property Corp.*                                           3,800           133
                                       Rent-A-Center, Inc.*                                          6,400           344
                                       Tetra Tech, Inc.*                                             9,200           246
                                    -----------------------------------------------------------------------------------------
                                                                                                                   1,079
                                    COMMUNICATION EQUIPMENT & SERVICES 0.98%
                                       L-3 Communications Holdings, Inc.*                            8,500           649
                                    COMPUTER HARDWARE 1.45%
                                       Mercury Computer Systems, Inc.*                              10,800           554
                                       Riverstone Networks, Inc.*                                   20,500           404
                                    -----------------------------------------------------------------------------------------
                                                                                                                     958
                                    COMPUTER SOFTWARE & SERVICES 13.15%
                                       Activision, Inc.*                                            39,500         1,556
                                       Eclipsys Corp.*                                              23,000           550
                                       GTECH Holdings Corp.*                                        37,500         1,332
                                       Interwoven, Inc.*                                            20,400           365
                                       JDA Software Group, Inc.*                                    14,600           248
                                       Legato Systems, Inc.*                                        18,300           291
                                       Manhattan Associates, Inc.*                                   3,600           144
                                       Networks Associates, Inc.*                                    2,900            36
                                       Renaissance Learning, Inc.*                                  13,500           689
                                       Retek, Inc.*                                                 18,500           805
                                       Spinnaker Exploration Co.*                                   14,900           594
                                       Storage Technology Corp.*                                    39,700           546
                                       THQ, Inc.*                                                   25,100         1,536
                                    -----------------------------------------------------------------------------------------
                                                                                                                   8,692
                                    CONSTRUCTION 1.13%
                                       Granite Construction, Inc.*                                   9,800           249
                                       Lone Star Technologies, Inc.*                                13,800           500
                                    -----------------------------------------------------------------------------------------
                                                                                                                     749
                                    CONSUMER PRODUCTS 0.84%
                                       Oakley, Inc.*                                                 5,900           109
                                       Reebok International Ltd.*                                    5,700           182
                                       Skechers U.S.A., Inc.*                                        9,000           263
                                    -----------------------------------------------------------------------------------------
                                                                                                                     554

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       SMALL CAP GROWTH FUND

                       JUNE 30, 2001

                                                                                                   NUMBER OF        MARKET
                                                                                                    SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
  (CONTINUED)
                                    EDUCATION 3.35%
                                       Career Education Corp.*                                      26,600        $1,588
                                       Corinthian Colleges, Inc.*                                    8,500           401
                                       Sylvan Learning Systems, Inc.*                                9,200           224
                                    -----------------------------------------------------------------------------------------
                                                                                                                   2,213
                                    ELECTRONIC EQUIPMENT & SERVICES 13.38%
                                       Advanced Energy Industries, Inc.*                            27,800         1,149
                                       Alpha Industries, Inc.*                                      11,000           316
                                       ANADIGICS, Inc.*                                             14,000           293
                                       ASM International N.V.*                                      44,800           887
                                       ATMI, Inc.*                                                   6,800           196
                                       Axcelis Technologies, Inc.*                                  48,200           735
                                       Brooks Automation, Inc.*                                      7,100           329
                                       FEI Co.*                                                     15,800           624
                                       LTX Corp.*                                                   33,700           856
                                       Microsemi Corp.*                                             11,000           774
                                       Pixelworks, Inc.*                                            13,500           463
                                       Plexus Corp.*                                                 5,325           169
                                       Rudolph Technologies, Inc.*                                  14,500           667
                                       Teleflex, Inc.                                               16,800           739
                                       Varian Semiconductor Equipment Assoc., Inc.*                 15,500           626
                                       Zoran Corp.*                                                    700            21
                                    -----------------------------------------------------------------------------------------
                                                                                                                   8,844
                                    ENERGY 2.46%
                                       Grey Wolf, Inc.*                                             48,700           195
                                       Headwaters, Inc.*                                            13,200           166
                                       Key Energy Services, Inc.*                                   25,200           273
                                       Offshore Logistics, Inc.*                                     4,900            88
                                       Precision Drilling Corp.*                                     4,400           137
                                       Western Gas Resources, Inc.                                  23,600           769
                                    -----------------------------------------------------------------------------------------
                                                                                                                   1,628
                                    ENTERTAINMENT & RECREATION 5.53%
                                       Anchor Gaming Co.*                                            5,700           337
                                       Extended Stay America, Inc.*                                 33,900           508
                                       International Game Technology, Inc.*                         30,400         1,908
                                       International Speedway Corp.                                    800            34
                                       WMS Industries, Inc.*                                        27,100           872
                                    -----------------------------------------------------------------------------------------
                                                                                                                   3,659
                                    FOOD & BEVERAGE 1.37%
                                       American Italian Pasta Co.*                                  15,000           696
                                       Robert Mondavi Corp. (The)*                                   5,200           210
                                    -----------------------------------------------------------------------------------------
                                                                                                                     906
                                    HEALTH CARE & PHARMACEUTICALS 23.56%
                                       AdvancePCS*                                                   8,400           531
                                       AmeriSource Health Corp.*                                    17,200           951
                                       Amylin Pharmaceuticals, Inc.*                                14,300           154
                                       Arena Pharmaceuticals, Inc.*                                 13,200           417
                                       ArQule, Inc.*                                                12,300           250
                                       Aviron*                                                      16,800           964
                                       Beverly Enterprises*                                         50,700           542
                                       Cima Labs, Inc.*                                              9,600           735
                                       CuraGen Corp.*                                               21,000           761
                                       CV Therapeutics, Inc.*                                        9,900           563

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       SMALL CAP GROWTH FUND

                       JUNE 30, 2001

                                                                                                   NUMBER OF        MARKET
                                                                                                    SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
  (CONTINUED)
                                       Genaissance Pharmaceuticals, Inc.*                           14,000        $  194
                                       Guilford Pharmaceuticals, Inc.*                               2,800            75
                                       Henry Schein, Inc.*                                          16,800           623
                                       Immunogen, Inc.*                                             20,398           383
                                       Inhale Therapeutic Systems, Inc.*                            15,800           379
                                       Lifepoint Hospitals, Inc.*                                    8,500           377
                                       Manor Care, Inc.*                                            22,400           711
                                       Medarex, Inc.*                                               37,800           888
                                       Myriad Genetics, Inc.*                                       10,600           666
                                       OSI Pharmaceuticals, Inc.*                                   11,900           657
                                       Pharmaceutical Product Development, Inc.*                    21,600           760
                                       Protein Design Labs, Inc.*                                    9,300           781
                                       Province Healthcare Co.*                                      7,400           261
                                       Scios, Inc.*                                                  1,200            27
                                       Taro Pharmaceutical Industries Ltd.*                          4,600           413
                                       Third Wave Technologies, Inc.*                               26,400           276
                                       Titan Pharmaceuticals, Inc.*                                 17,200           516
                                       Transkaryotic Therapies, Inc.*                               15,400           450
                                       Vertex Pharmaceuticals, Inc.*                                21,900         1,062
                                       ViroPharma, Inc.*                                             6,700           209
                                    -----------------------------------------------------------------------------------------
                                                                                                                  15,576
                                    INSURANCE 0.43%
                                       RightChoice Managed Care, Inc.*                               6,400           284
                                    INTERNET SERVICES 0.72%
                                       Expedia, Inc.*                                               10,100           478
                                    MEDIA 1.32%
                                       Radio One, Inc.*                                             39,400           874
                                    RAILROAD & SHIPPING 0.40%
                                       Wabtec Corp.                                                  9,400           141
                                       Werner Enterprises, Inc.*                                     5,800           126
                                    -----------------------------------------------------------------------------------------
                                                                                                                     267
                                    RETAIL 11.89%
                                       American Eagle Outfitters, Inc.*                             10,200           375
                                       Ann Taylor Stores Corp.*                                     21,000           752
                                       Barnes & Noble, Inc.*                                        24,600           968
                                       Borders Group, Inc.*                                         51,800         1,160
                                       Chico's FAS, Inc.*                                           16,400           488
                                       Copart, Inc.*                                                10,300           303
                                       Fleming Companies, Inc.                                      43,000         1,535
                                       Galyans Trading, Inc.*                                        7,600           155
                                       Group 1 Automotive, Inc.*                                    24,700           731
                                       O'Reilly Automotive, Inc.*                                   11,100           319
                                       Sonic Automotive, Inc.*                                      40,800           779
                                       Tweeter Home Entertainment Group, Inc.*                       8,500           299
                                    -----------------------------------------------------------------------------------------
                                                                                                                   7,864
                                    SCIENTIFIC INSTRUMENTS 2.85%
                                       Applera Corp. *                                               8,200           325
                                       Bruker Daltonics, Inc.*                                      25,905           385
                                       Inverness Medical Technology, Inc.*                          17,400           644
                                       MKS Instruments, Inc*                                        18,900           531
                                    -----------------------------------------------------------------------------------------
                                                                                                                   1,885
                                    TEXTILES 0.52%
                                       Mohawk Industries, Inc.*                                      9,700           341

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONCLUDED)
                       SMALL CAP GROWTH FUND

                       JUNE 30, 2001

                                                                                                   NUMBER OF        MARKET
                                                                                                    SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
  (CONCLUDED)
                                    UTILITIES 0.96%
                                       Energen Corp.                                                 7,500        $  207
                                       MDU Resource Group, Inc.                                     13,500           427
                                    -----------------------------------------------------------------------------------------
                                                                                                                     634
                                    WASTE MANAGEMENT 1.94%
                                       Waste Connections, Inc.*                                     38,400         1,281

                                    TOTAL COMMON STOCK 92.55%                                                     61,190
                                       (Cost $55,903)
                                    -----------------------------------------------------------------------------------------

                                                                                                       PRINCIPAL
                                                                                           MATURITY     AMOUNT         MARKET
                                                                                   RATE      DATE        (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM
INVESTMENT
                                    Federal Home Loan Bank Discount Note           3.50%   07/02/01     $4,705      $ 4,705
                                    --------------------------------------------------------------------------------------------

                                    TOTAL SHORT-TERM INVESTMENT 7.12%                                                 4,705
                                       (Cost $4,705)
                                    --------------------------------------------------------------------------------------------

                                    TOTAL INVESTMENTS 99.67%                                                         65,895
                                       (Cost $60,608)

                                    CASH AND OTHER ASSETS IN
                                       EXCESS OF LIABILITIES 0.33%                                                      219
                                    --------------------------------------------------------------------------------------------

                                    NET ASSETS 100.00%                                                              $66,114
                                    --------------------------------------------------------------------------------------------

                       * Non-income producing during the six months ended June
                         30, 2001 as this security did not pay dividends.

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS
                       INTERNATIONAL EQUITY FUND

                       JUNE 30, 2001

[PIE CHART]

                                                    CASH & OTHER NET
NORTH AMERICA                                            ASSETS                      PACIFIC                     EUROPE
-------------                                       ----------------                 -------                     ------
1.8%                                                      7.2%                        24.2%                       66.8%

                                                                                                   NUMBER OF        MARKET
                                                                                                    SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON AND
PREFERRED STOCK
                                    AUSTRALIA 1.82%
                                       BHP Billiton Ltd. (Steel & Metals)                            37,501       $  199
                                       BHP Billiton Ltd. Bonus (Steel & Metals)                      39,942          217
                                       WMC Ltd. (Steel & Metals)                                     54,035          264
                                    -----------------------------------------------------------------------------------------
                                                                                                                     680
                                    AUSTRIA 0.43%
                                       OMV AG (Oil & Gas Companies)                                   1,900          159
                                    BELGIUM 0.58%
                                       Interbrew (Food & Beverage)*                                   8,100          217
                                    CANADA 1.79%
                                       Canadian National Railway Co. (Railroads)                     15,866          642
                                       Precision Drilling Corp. (Oil & Gas Companies)*                  900           28
                                    -----------------------------------------------------------------------------------------
                                                                                                                     670
                                    DENMARK 0.83%
                                       Novo Nordisk (Health Services)                                 7,000          310
                                    FINLAND 0.61%
                                       Nokia AB-A (Telecommunications)                               10,000          227
                                    FRANCE 19.37%
                                       Accor SA (Hotels & Casinos)                                    3,046          129
                                       Aventis SA (Pharmaceuticals)                                   1,970          156
                                       Aventis SA (Pharmaceuticals)                                  10,380          830
                                       Bic SA (Consumer Products)                                     3,719          136
                                       Bnp Paribas (Banking)                                          5,832          508
                                       Casino Guichardo Perrach pfd. (Retail)                           741           43
                                       CGIP-Comp Gen D'Ind & D'Particip (Containers & Paper)          1,950           59
                                       CGIP-Comp Gen D'Ind & D'Particip (Containers & Paper)
                                          warrants*                                                   1,950            1
                                       Christian Dior (Apparel)                                       4,540          164
                                       Cie Generale De Geophysique (Oil & Gas Companies)*               549           30
                                       Coflexip (Oil & Gas Companies)                                   259           39
                                       Credit Lyonnais (Banking)                                     11,182          404
                                       Danone (Food & Beverage)                                       4,402          605
                                       Eads (Aerospace)                                               6,546          121
                                       Eurotunnel EPLC (Construction)*                              374,043          390
                                       Lafarge SA (Building Materials)                                2,138          183
                                       Louis Vuitton Moet Hennessy (Retail)                           3,237          163
                                       Orange SA (Telecommunications)*                               20,575          167
                                       Rhodia SA (Chemicals)                                         22,029          243
                                       Schneider Electric SA (Industrial Specialty)                   7,048          390
                                       Societe Generale (Banking)                                     4,716          280
                                       STMicroelectronics (Electronic Components)                     4,406          153
                                       Suez Lyonnaise Des Eaux (Water Supply)                        19,959          643
                                       Technip (Building Materials)                                     252           32
                                       Total Fina Elf SA-B (Oil & Gas Companies)                      7,098          995
                                       Vivendi Universal SA (Diversified Manufacturer)                6,296          367
                                    -----------------------------------------------------------------------------------------
                                                                                                                   7,231
                                    GERMANY 10.55%
                                       Allianz AG (Insurance)                                         1,218          356
                                       BASF AG (Chemicals)                                            5,797          229
                                       Bayer AG (Chemicals)                                          14,850          583
                                       Bayer Hypo Vereins (Banking)                                   8,300          411

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       INTERNATIONAL EQUITY FUND

                       JUNE 30, 2001

                                                                                                   NUMBER OF        MARKET
                                                                                                    SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON AND
PREFERRED STOCK
  (CONTINUED)
                                       Beiersdorf AG (Cosmetics)                                        100       $   10
                                       Deutsche Bank AG (Banking)                                     5,879          422
                                       Deutsche Post AG (Transportation Services)                     5,335           85
                                       Deutsche Telekom (Telecommunications)                         10,853          248
                                       E.On AG Corporation (Utilities)                               12,178          639
                                       Ergo Versicherungs Gruppe AG (Insurance)                       2,221          327
                                       Heidelberger Druckmaschinen (Printing & Publishing)*             282           14
                                       Karstadt Quelle AG (Department & Chain Stores)                 5,790          172
                                       Metro AG (Department & Chain Stores)                           6,184          231
                                       Munich Reinsurance (Insurance)                                   625          174
                                       Prosieben Sat 1 Media AG (Broadcasting & Entertainment)        2,543           37
                                    -----------------------------------------------------------------------------------------
                                                                                                                   3,938
                                    HONG KONG 0.44%
                                       Hutchison Whampoa Ltd. (Diversified Manufacturer)             16,400          165
                                    ITALY 4.09%
                                       Assicurazioni Generali Spa (Insurance)                        12,600          379
                                       Gucci Group (Retail)                                           2,152          180
                                       Mediobanca Spa (Banking)                                      55,300          591
                                       Ras (Insurance)                                               28,050          345
                                       Saipem (Oil & Gas Companies)                                   6,000           33
                                    -----------------------------------------------------------------------------------------
                                                                                                                   1,528
                                    JAPAN 21.37%
                                       Asahi Glass Co. (Building Materials)                          23,000          191
                                       Canon, Inc. (Office Equipment & Supplies)                      5,000          202
                                       Chugai Pharmaceutical Ltd. (Pharmaceuticals)                  20,000          304
                                       DAI Nippon Printing (Printing & Publishing)                    5,000           61
                                       Daiwa Securities Group (Financial)                            37,000          387
                                       East Japan Railway (Railroads)                                    49          283
                                       Fast Retailing Ltd. (Apparel)                                  1,200          209
                                       Hitachi Ltd. (Electronic Components)                          15,000          147
                                       ITO-Yokado Co., Ltd. (Department & Chain Stores)               4,000          184
                                       Matsushita Electric Industries Co. (Electronic
                                          Components)                                                27,000          423
                                       Mitsubishi Estate (Real Estate)                               38,000          349
                                       Mitsubishi Heavy Industries (Diversified Manufacturer)        31,000          141
                                       Mitsui Fudosan (Real Estate)                                  45,000          485
                                       Mizuho Holdings, Inc. (Financial)                                 14           65
                                       Murata Manufacturing Co. (Electronic Components)               1,400           93
                                       NEC Corp. (Electronic Components)                             22,000          297
                                       Nikko Securities (Financial)                                  49,000          393
                                       Nintendo Co., Ltd. (Recreational Products)                     1,000          182
                                       Nippon Telephone & Telegraph Corp. (Telecommunications)           35          182
                                       Nissan Motor Co. Ltd. (Automobiles)*                          53,000          366
                                       Nomura Securities (Financial)                                 29,000          556
                                       NTT Docomo (Telecommunications)                                   25          435
                                       Rohm Co.(Semiconductors)                                         900          140
                                       Sankyo Co., Ltd. (Pharmaceuticals)                            16,000          289
                                       Sega Enterprises (Recreational Products)*                      5,100           90
                                       Sharp Corp. (Electronic Components)                           40,000          545
                                       Sony Corp. (Consumer Electronics)                              4,100          270
                                       Takeda Chemical Industries (Pharmaceuticals)                   3,000          140
                                       Toshiba Corp. (Electronic Components)                         40,000          211
                                       Tokyo Electron (Semiconductors)                                1,700          103

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       INTERNATIONAL EQUITY FUND

                       JUNE 30, 2001

                                                                                                   NUMBER OF        MARKET
                                                                                                    SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON AND
PREFERRED STOCK
  (CONTINUED)
                                       Toyota Motor Corp. (Automobiles)                               6,300       $  222
                                       West Japan Railway (Transportation)                                6           33
                                    -----------------------------------------------------------------------------------------
                                                                                                                   7,978
                                    NETHERLANDS 4.73%
                                       Asm Lithography Holdings NV (Computers)*                       4,500          101
                                       DSM NV (Chemicals)                                             3,600          125
                                       Elsevier NV (Print Media)                                     12,100          151
                                       Fortis NV (Banking)                                            5,400          131
                                       Heineken NV (Alcohol & Tobacco)                               13,850          559
                                       ING Groep NV (Insurance)                                       4,300          281
                                       Unilever NV (Food & Beverage)                                  5,950          357
                                       Wolters-Kluwer NV (Media)                                      2,300           62
                                    -----------------------------------------------------------------------------------------
                                                                                                                   1,767
                                    NORWAY 0.79%
                                       Norsk Hydro AS (Oil & Gas Production)                          4,150          176
                                       Statoil ASA (Oil & Gas Companies)*                            15,900          118
                                    -----------------------------------------------------------------------------------------
                                                                                                                     294
                                    SPAIN 1.45%
                                       Inditex (Retail Specialty)*                                   11,000          176
                                       Repsol YPF SA (Oil & Gas Companies)                           22,100          365
                                    -----------------------------------------------------------------------------------------
                                                                                                                     541
                                    SWEDEN 0.98%
                                       L.M. Ericsson Telephone Co.- B (Telecommunications)           53,400          292
                                       L.M. Ericsson Telephone Co.- B (ADR)(Telecommunications)      13,500           73
                                    -----------------------------------------------------------------------------------------
                                                                                                                     365
                                    SWITZERLAND 5.27%
                                       Ciba Specialty Chemicals (Chemicals)                             839           49
                                       Nestle SA (Food & Beverage)                                    3,957          841
                                       Sernon SA (Pharmaceuticals)                                      668          663
                                       Syngenta AG (Chemicals)*                                         425           22
                                       UBS AG (Banking)                                               2,727          391
                                    -----------------------------------------------------------------------------------------
                                                                                                                   1,966
                                    TAIWAN 0.54%
                                       Taiwan Semiconductor Manufacturing Co. Ltd.
                                          (Semiconductors)*                                          13,300          202
                                    UNITED KINGDOM 17.15%
                                       Angol American PLC (Steel Metals)                              8,261          124
                                       BP Amoco PLC (Oil & Gas Companies)                           103,334          851
                                       British Airways (Aerospace)                                   40,912          198
                                       British Telecom PLC (Telecommunications)                      41,221          259
                                       Compass Group PLC (Food & Beverage)                           45,697          366
                                       EMI Group PLC (Broadcasting & Entertainment)                  46,815          265
                                       GlaxoSmithKline PLC (Pharmaceuticals)                         30,867          869
                                       Powergen PLC (Utilities)                                      10,850          110
                                       Reed International (Media)                                   109,914          975
                                       Reuters Group PLC (Printing & Publishing)                     38,706          503
                                       Rio Tinto-Zinc Corp. PLC (Steel & Metals)                     17,412          309
                                       RMC Group PLC (Building Materials)                               508            5
                                       Sainsbury (J) (Department & Chain Stores)                     86,982          543

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONCLUDED)
                       INTERNATIONAL EQUITY FUND

                       JUNE 30, 2001

                                                                                                   NUMBER OF        MARKET
                                                                                                    SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON AND
PREFERRED STOCK
  (CONCLUDED)
                                       Shell Transportation & Trading Co. PLC (Oil & Gas
                                          Companies)                                                 93,647       $  780
                                       Vodafona Airtouch Public Ltd. (Telecommunications)           109,922          244
                                    -----------------------------------------------------------------------------------------
                                                                                                                   6,401

                                    TOTAL COMMON AND PREFERRED STOCK 92.79%                                       34,639
                                       (Cost $37,065)
                                    -----------------------------------------------------------------------------------------

                                                                                                       PRINCIPAL
                                                                                           MATURITY     AMOUNT         MARKET
                                                                                   RATE      DATE        (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTE
                                    FRANCE 0.29%
                                       Eurotunnel (Construction)*                  1.00%   04/03/40     $  100      $   108
                                    --------------------------------------------------------------------------------------------

                                    TOTAL CORPORATE NOTE 0.29%                                                          108
                                       (Cost $149)
                                    --------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS
                                    Federal National Mortgage Association
                                       Discount Notes                              3.94    07/02/01      1,852        1,852
                                    State Street Bank -- Repurchase Agreement
                                       (secured by $1,264, US Treasury Bond
                                       3.625%, 04/15/28)                           3.93    07/02/02      1,237        1,237
                                    --------------------------------------------------------------------------------------------

                                    TOTAL SHORT-TERM INVESTMENTS 8.28%                                                3,089
                                       (Cost $3,089)
                                    --------------------------------------------------------------------------------------------

                                    TOTAL INVESTMENTS 101.36%                                                        37,836
                                       (Cost $40,303)

                                    FOREIGN CURRENCY 1.05%                                                              393
                                       (Various Denominations)
                                       (Cost $395)

                                    LIABILITIES IN EXCESS OF
                                       CASH AND OTHER ASSETS (2.41)%                                                   (898)
                                    --------------------------------------------------------------------------------------------

                                    NET ASSETS 100.00%                                                              $37,331
                                    --------------------------------------------------------------------------------------------

                       * Non-income producing during the six months ended June
                         30, 2001 as this security did not pay dividends.

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS
                       SOCIALLY RESPONSIBLE FUND

                       JUNE 30, 2001

[PIE CHART]

CASH & OTHER NET ASSETS                                                COMMON & PREFERRED STOCK
-----------------------                                                ------------------------
3.0%                                                                             97.0%

                                                                                                   NUMBER OF        MARKET
                                                                                                    SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
                                    AUTOMOTIVE 2.19%
                                       Dana Corp.                                                   41,600        $  971
                                       PACCAR Inc.                                                  12,300           629
                                    -----------------------------------------------------------------------------------------
                                                                                                                   1,600
                                    BANKS & FINANCIAL SERVICES 17.70%
                                       Bank of America Corp.                                        42,150         2,530
                                       Citigroup, Inc.                                              20,666         1,092
                                       Federal National Mortgage Association                        18,950         1,614
                                       FleetBoston Financial Corp.                                  52,900         2,087
                                       J.P. Morgan Chase & Co.                                      31,700         1,414
                                       Lehman Brothers Holdings, Inc.                                9,700           754
                                       Merrill Lynch & Co., Inc.                                    14,000           829
                                       National City Corp.                                          40,500         1,247
                                       PNC Financial Services Group, Inc.                            7,600           500
                                       Wells Fargo & Co.                                            19,000           882
                                    -----------------------------------------------------------------------------------------
                                                                                                                  12,949
                                    BUSINESS MACHINES 1.43%
                                       Compaq Computer Corp.                                        67,400         1,044
                                    CHEMICALS 1.85%
                                       Dow Chemical Co.                                             23,100           768
                                       Du Pont (E.I.) de Nemours & Co.                              12,100           584
                                    -----------------------------------------------------------------------------------------
                                                                                                                   1,352
                                    COMMUNICATION EQUIPMENT & SERVICES 3.68%
                                       AT&T Wireless Group                                          26,460           433
                                       BellSouth Corp.                                              16,800           676
                                       SBC Communications, Inc.                                     19,122           766
                                       Verizon Communications, Inc.                                 15,222           814
                                    -----------------------------------------------------------------------------------------
                                                                                                                   2,689
                                    COMPUTER SOFTWARE & SERVICES 3.87%
                                       Adobe Systems, Inc.                                          16,300           772
                                       Cadence Design Systems, Inc.*                                70,300         1,310
                                       Computer Sciences Corp.*                                     21,600           747
                                    -----------------------------------------------------------------------------------------
                                                                                                                   2,829
                                    CONSUMER PRODUCTS 4.83%
                                       Avon Products, Inc.                                          12,900           597
                                       Mattel, Inc.                                                 59,600         1,128
                                       Procter & Gamble Co. (The)                                   20,350         1,298
                                       Reebok International Ltd.*                                   16,100           514
                                    -----------------------------------------------------------------------------------------
                                                                                                                   3,537
                                    ELECTRONIC EQUIPMENT & SERVICES 8.73%
                                       Agilent Technologies, Inc.*                                  19,647           638
                                       Arrow Electronics, Inc.*                                     15,900           386
                                       Avnet, Inc.                                                  18,100           406
                                       Axcelis Technologies, Inc.*                                   4,833            70
                                       Cooper Industries, Inc.                                      34,500         1,366
                                       Integrated Device Technology, Inc.*                          15,700           487
                                       KLA-Tencor Corp.*                                             3,000           175
                                       Micron Technology, Inc.*                                     24,200           995
                                       National Semiconductor Corp.*                                27,500           801
                                       Teradyne, Inc.*                                              32,100         1,062
                                    -----------------------------------------------------------------------------------------
                                                                                                                   6,386

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONTINUED)
                       SOCIALLY RESPONSIBLE FUND

                       JUNE 30, 2001

                                                                                                   NUMBER OF        MARKET
                                                                                                    SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
  (CONTINUED)
                                    ENERGY 8.34%
                                       Burlington Resources, Inc.                                   23,100        $  923
                                       Diamond Offshore Drilling, Inc.                              32,000         1,058
                                       Phillips Petroleum Co.                                       12,600           718
                                       Royal Dutch Petroleum Co.                                    50,200         2,925
                                       Schlumberger Ltd.                                             9,100           479
                                    -----------------------------------------------------------------------------------------
                                                                                                                   6,103
                                    FOOD & BEVERAGE 3.39%
                                       McDonald's Corp.                                             38,400         1,039
                                       PepsiCo, Inc.                                                32,600         1,441
                                    -----------------------------------------------------------------------------------------
                                                                                                                   2,480
                                    HEALTH CARE & PHARMACEUTICALS 9.24%
                                       Abbott Laboratories                                          22,200         1,066
                                       American Home Products Corp.                                 18,200         1,064
                                       Becton, Dickinson & Co.                                      19,600           701
                                       Bristol-Myers Squibb Co.                                     19,100           999
                                       Eli Lilly & Co.                                               5,800           429
                                       Merck & Co., Inc.                                            10,300           658
                                       Pharmacia Corp.                                              18,901           868
                                       Schering-Plough Corp.                                        27,000           978
                                    -----------------------------------------------------------------------------------------
                                                                                                                   6,763
                                    INSURANCE 8.13%
                                       Allstate Corp.                                               26,100         1,148
                                       American International Group, Inc.                           15,300         1,316
                                       CIGNA Corp.                                                   8,100           776
                                       Hartford Financial Services Group, Inc.                       8,000           547
                                       Lincoln National Corp.                                       16,900           875
                                       Marsh & McLennan Companies, Inc.                             12,700         1,283
                                    -----------------------------------------------------------------------------------------
                                                                                                                   5,945
                                    MANUFACTURING (DIVERSIFIED) 2.23%
                                       Deere & Co.                                                  18,200           689
                                       Koninklijke Philips Electronics NV (ADR)                      4,396           116
                                       Parker Hannafin Corp.                                        19,500           828
                                    -----------------------------------------------------------------------------------------
                                                                                                                   1,633
                                    MEDIA & MEDIA SERVICES 5.15%
                                       Comcast Corp. -- A*                                          33,900         1,464
                                       Disney (Walt) Co.                                            26,400           763
                                       McGraw Hill Cos., Inc.                                       11,000           728
                                       New York Times Co. -- A                                      19,300           811
                                    -----------------------------------------------------------------------------------------
                                                                                                                   3,766
                                    METALS & MINING 1.05%
                                       USX-U.S. Steel Group                                         38,200           770
                                    PAPER & FOREST PRODUCTS 4.15%
                                       Bowater, Inc.                                                16,600           743
                                       International Paper Co.                                      34,400         1,228
                                       Kimberly-Clark Corp.                                         19,100         1,068
                                    -----------------------------------------------------------------------------------------
                                                                                                                   3,039
                                    OTHER 1.99%
                                       Standard & Poor's Depository Receipts                        11,900         1,459

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                       STATEMENT OF INVESTMENTS (CONCLUDED)
                       SOCIALLY RESPONSIBLE FUND

                       JUNE 30, 2001

                                                                                                   NUMBER OF        MARKET
                                                                                                    SHARES           (000)
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK
  (CONCLUDED)
                                    RAILROAD & SHIPPING 2.18%
                                       Canadian National Railway Co.                                27,500        $1,114
                                       CSX Corp.                                                    13,300           482
                                    -----------------------------------------------------------------------------------------
                                                                                                                   1,596
                                    RETAIL 2.71%
                                       Safeway, Inc.*                                               12,700           610
                                       Target Corp.                                                 39,600         1,370
                                    -----------------------------------------------------------------------------------------
                                                                                                                   1,980
                                    UTILITIES 3.72%
                                       Allegheny Energy, Inc.                                       11,800           569
                                       Exelon Corp.                                                 19,744         1,266
                                       FPL Group, Inc.                                               8,900           536
                                       Reliant Resources, Inc.*                                     14,100           348
                                    -----------------------------------------------------------------------------------------
                                                                                                                   2,719

                                    TOTAL COMMON STOCK 96.56%                                                     70,639
                                       (Cost $68,987)
                                    -----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK

                                    HEALTH CARE & PHARMACEUTICALS 0.42%
                                       Pharmacia Corp.*                                              7,600           307

                                    TOTAL PREFERRED STOCK 0.42%                                                      307
                                       (Cost $973)
                                    -----------------------------------------------------------------------------------------

                                    TOTAL COMMON & PREFERRED STOCK 96.98%                                         70,946
                                       (Cost $69,960)
                                    -----------------------------------------------------------------------------------------

                                                                                                       PRINCIPAL
                                                                                           MATURITY     AMOUNT         MARKET
                                                                                   RATE      DATE        (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM
INVESTMENT
                                    State Street Bank -- Repurchase Agreement
                                       (secured by $1,891 US Treasury Bond,
                                       3.625%, 04/15/28)                           3.93%   07/02/01     $1,852      $ 1,852
                                    --------------------------------------------------------------------------------------------

                                    TOTAL SHORT-TERM INVESTMENT 2.53%                                                 1,852
                                       (Cost $1,852)
                                    --------------------------------------------------------------------------------------------

                                    TOTAL INVESTMENTS 99.51%                                                         72,798
                                       (Cost $71,812)

                                    CASH & OTHER ASSETS
                                       IN EXCESS OF LIABILITIES 0.49%                                                   355
                                    --------------------------------------------------------------------------------------------

                                    NET ASSETS 100.00%                                                              $73,153
                                    --------------------------------------------------------------------------------------------

                       * Non-income producing during the six months ended June
                         30, 2001 as this security did not pay dividends.

                       See notes to the financial statements.

                      (This page intentionally left blank)

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001

                                                                                         SMALL CAP    INTERNATIONAL    SOCIALLY
                                EQUITY        BALANCED        INCOME      SHORT-TERM      GROWTH         EQUITY       RESPONSIBLE
                                 FUND           FUND           FUND          FUND          FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash                         $      1,092   $         --   $    168,423   $      695    $     5,009    $       700    $       180
Investments at market
  value*                      632,105,516    301,393,461    157,395,910    2,152,796     65,895,258     37,836,219     72,797,852
Foreign currency at value*             --             --             --           --             --        392,670             --
Forward currency contracts             --             --             --           --             --          1,393             --
Dividends and interest
  receivable                      745,476             13      1,467,057        3,962          7,851         51,900         73,797
Receivable-foreign taxes                3              1             --           --             --         44,388             58
Receivable-fund shares sold       161,297         73,126          4,240       57,337         61,411         37,513         36,397
Receivable-investments sold    14,508,574             --     13,376,854           --      2,439,736        431,029        486,552
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                647,521,958    301,466,601    172,412,484    2,214,790     68,409,265     38,795,812     73,394,836
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Forward currency contracts             --             --             --           --             --         12,450             --
Payable-fund shares
  redeemed                        182,588        116,061         57,561       14,775         63,174         22,842         16,388
Payable-investments
  purchased                    16,301,065             --     38,755,820           --      2,087,630      1,317,613        110,409
Payable-advisory and
  related fees                    547,491             --        143,933           --         99,300         63,694         94,235
Accrued expenses                   61,839         35,748         27,868        4,265         45,079         47,847         20,405
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES            17,092,983        151,809     38,985,182       19,040      2,295,183      1,464,446        241,437
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                   $630,428,975   $301,314,792   $133,427,302   $2,195,750    $66,114,082    $37,331,366    $73,153,399
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Par Value of Common Shares     30,751,558      1,774,783      1,036,716       21,533             --             --             --
Paid in Surplus               642,507,800    312,638,634    123,612,903    2,111,636     75,185,976     44,951,531     70,697,659
Accumulated undistributed
  net investment income
  (loss)                        3,318,345        (27,862)     4,185,957       57,929       (340,899)        83,180        295,524
Accumulated distributions
  in excess of net realized
  gain (loss) from
  investments and foreign
  currency transactions       (62,205,404)   (12,342,846)     1,557,675       (1,082)   (14,018,250)    (5,229,286)     1,174,097
Net unrealized appreciation
  (depreciation) on
  investments and
  translation of assets and
  liabilities in foreign
  currency                     16,056,676       (727,917)     3,034,051        5,734      5,287,255     (2,474,059)       986,119
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                   $630,428,975   $301,314,792   $133,427,302   $2,195,750    $66,114,082    $37,331,366    $73,153,399
---------------------------------------------------------------------------------------------------------------------------------

Number of shares
  outstanding:
(Authorized 50,000,000
  shares each)                 30,751,558     17,747,832     10,367,161      215,331      4,756,859      3,126,156      5,444,234

Par Value                    $       1.00   $       0.10   $       0.10   $     0.10    $        --    $        --    $        --
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE    $      20.50   $      16.98   $      12.87   $    10.20    $     13.90    $     11.94    $     13.44
---------------------------------------------------------------------------------------------------------------------------------

*Cost of Securities:
  Investments                $616,048,840   $302,121,378   $154,361,859   $2,147,062    $60,608,003    $40,303,401    $71,811,733
  Foreign Currency                     --             --             --           --             --    $   395,383             --

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                                        SMALL CAP     INTERNATIONAL    SOCIALLY
                                    EQUITY       BALANCED      INCOME     SHORT-TERM      GROWTH         EQUITY       RESPONSIBLE
                                     FUND          FUND         FUND         FUND          FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                       $ 5,592,787   $       --   $      720    $    --     $     50,338    $   389,825    $   640,159
  Interest                            193,870        8,202    4,724,797     60,125          145,578         62,910         52,498
---------------------------------------------------------------------------------------------------------------------------------
                                    5,786,657        8,202    4,725,517     60,125          195,916        452,735        692,657
  Foreign taxes withheld              (11,826)          --           --         --               --        (44,741)        (8,907)
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME           5,774,831        8,202    4,725,517     60,125          195,916        407,994        683,750

EXPENSES:
  Advisory fees                     1,269,620           --      265,722      1,336          389,950        164,520        256,018
  Administrative and support
    fees                            1,330,922           --      294,132      4,282          141,045         92,655        156,398
  Professional fees                    40,984       19,738       15,050      3,900            7,379          6,594          8,285
  Fund pricing fees                    57,591       21,993       14,058        591           17,633         18,733          6,479
  Custodian fees                      115,356       44,053       28,159      1,183           35,318         37,522         12,977
  Transfer agent fees                  21,068           24           24         24               24             24             24
  Shareholder reports                  16,207        5,557          557         --            4,331          2,969          4,324
  Registration fees                       450           --           --         --               --             --             --
  Trustees' fees and expenses           2,469        2,469        2,469      2,469            2,469          2,469          2,469
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                    2,854,667       93,834      620,171     13,785          598,149        325,486        446,974
---------------------------------------------------------------------------------------------------------------------------------

  Less advisory and related fees
    waived                           (118,476)          --      (33,631)    (4,282)         (60,526)        (1,091)       (51,162)
  Less expenses paid by Horace
    Mann Investors, Inc.                   --           --           --     (5,236)              --             --             --
  Less earnings credits on cash
    balances                             (886)         (10)     (17,783)      (149)            (808)        (1,609)          (486)
  Less expenses paid by
    commission credits               (172,062)          --           --         --               --             --             --
---------------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES                      2,563,243       93,824      568,757      4,118          536,815        322,786        395,326
---------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)      3,211,588      (85,622)   4,156,760     56,007         (340,899)        85,208        288,424
---------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain (loss) from:
    Investments                     6,957,792      402,460    2,089,486         12      (13,777,695)    (5,133,505)     1,287,975
    Foreign currency
      transactions                         15           --           --         --               --        (20,714)           (75)
---------------------------------------------------------------------------------------------------------------------------------

  Net realized gain (loss) on
    investments and foreign
    currency transactions           6,957,807      402,460    2,089,486         12      (13,777,695)    (5,154,219)     1,287,900

  Change in unrealized
    appreciation (depreciation)
    on:
    Investments                   (14,845,964)   3,512,692   (1,060,780)     2,534       (2,218,073)    (1,980,278)    (5,209,804)
    Translation of assets and
      liabilities in foreign
      currencies                           --           --           --         --               --         (7,489)            --

  NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM INVESTMENTS
    AND FOREIGN CURRENCY
    TRANSACTIONS                   (7,888,157)   3,915,152    1,028,706      2,546      (15,995,768)    (7,141,986)    (3,921,904)
---------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS          $(4,676,569)  $3,829,530   $5,185,466    $58,553     $(16,336,667)   $(7,056,778)   $(3,633,480)
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS ENDED JUNE 30, 2001 AND DECEMBER 31, 2000

                                            EQUITY FUND                     BALANCED FUND                    INCOME FUND
                                       2001            2000             2001            2000             2001            2000
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income (loss)     $  3,211,588    $   7,584,632    $    (85,622)   $  11,773,473    $  4,156,760    $  9,679,360

  Net realized short-term gain
    (loss) on investments and
    foreign currency
    transactions                     (3,913,855)     (46,318,081)         59,856      (10,444,140)      1,784,015        (232,179)

  Net realized long-term gain
    (loss) on investments and
    foreign currency
    transactions                     10,871,662      (21,661,868)        342,604       (1,847,924)        305,471        (248,440)

  Net unrealized appreciation
    (depreciation) on
    investments and translation
    of assets and liabilities
    in foreign currency            $(14,845,964)      24,873,373    $  3,512,692        1,345,567    $ (1,060,780)      4,712,282
---------------------------------------------------------------------------------------------------------------------------------

  CHANGE IN NET ASSETS FROM
    OPERATIONS                       (4,676,569)     (35,521,944)      3,829,530          826,976       5,185,466      13,911,023
---------------------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTION TO
  SHAREHOLDERS:
  Net investment income                      --       (7,885,552)             --      (12,038,144)             --      (9,671,251)

  Net realized short-term gain
    (loss) from investments and
    foreign currency
    transactions                             --          (57,559)             --           (5,423)             --              --

  Net realized long-term gain
    (loss) from investments and
    foreign currency
    transactions                             --          (47,965)             --          (12,653)             --              --
---------------------------------------------------------------------------------------------------------------------------------

  TOTAL DISTRIBUTIONS TO
    SHAREHOLDERS                             --       (7,991,076)             --      (12,056,220)             --      (9,671,251)
---------------------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold          21,187,781      298,523,202      11,969,033       33,277,399       5,826,748     155,410,029

  Net asset value of shares
    issued in reinvestment of
    dividends and capital gain
    distributions                            --        7,936,809              --       12,056,220              --       9,671,252
---------------------------------------------------------------------------------------------------------------------------------
                                     21,187,781      306,460,011      11,969,033       45,333,619       5,826,748     165,081,281

  Cost of shares redeemed           (53,812,909)    (220,348,910)    (29,212,076)    (121,914,586)    (14,769,064)    (45,311,572)
---------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS FROM FUND SHARE
  TRANSACTIONS                      (32,625,128)      86,111,101     (17,243,043)     (76,580,967)     (8,942,316)    119,769,709
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS                        (37,301,697)      42,598,081     (13,413,513)     (87,810,211)     (3,756,850)    124,009,481
NET ASSETS:
  BEGINNING OF PERIOD               667,730,672      625,132,591     314,728,305      402,538,516     137,184,152      13,174,671
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD                    $630,428,975    $ 667,730,672    $301,314,792    $ 314,728,305    $133,427,302    $137,184,152
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
  income                           $  3,318,345    $     106,757    $    (27,862)   $      57,760    $  4,185,957    $     29,197
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)





                                               SMALL CAP                     INTERNATIONAL                    SOCIALLY
             SHORT-TERM FUND                  GROWTH FUND                     EQUITY FUND                 RESPONSIBLE FUND
          2001            2000            2001            2000           2001            2000           2001            2000
--------------------------------------------------------------------------------------------------------------------------------


       $    56,007    $    110,293    $   (340,899)   $   (510,672)   $    85,208    $     73,304    $   288,424    $    687,409




                12          (1,092)    (14,578,347)     (6,995,411)    (3,487,379)     (2,298,028)       540,820       2,288,851




                --              --         800,652       8,224,770     (1,666,840)      2,670,523        747,080       1,493,457





       $     2,534           3,200    $ (2,218,073)    (14,351,331)   $(1,987,767)     (8,202,195)   $(5,209,804)      2,194,800
--------------------------------------------------------------------------------------------------------------------------------


            58,553         112,401     (16,336,667)    (13,632,644)    (7,056,778)     (7,756,396)    (3,633,480)      6,664,517
--------------------------------------------------------------------------------------------------------------------------------



                --        (109,538)             --         (13,744)            --              --             --        (716,080)




                --              --              --      (1,399,506)            --              --             --      (2,341,012)




                --              --              --              --             --        (522,634)            --      (1,490,194)
--------------------------------------------------------------------------------------------------------------------------------


                --        (109,538)             --      (1,413,250)            --        (522,634)            --      (4,547,286)
--------------------------------------------------------------------------------------------------------------------------------


         3,152,734      11,049,588       9,017,671      61,242,800      6,917,190      36,455,429      7,494,516      32,193,495




                --         109,538              --       1,413,250             --         522,634             --       4,547,286
--------------------------------------------------------------------------------------------------------------------------------
         3,152,734      11,159,126       9,017,671      62,656,050      6,917,190      36,978,063      7,494,516      36,740,781

        (2,997,790)    (10,922,443)    (10,164,260)    (24,510,265)    (5,218,343)    (12,413,117)    (6,718,819)    (22,379,508)
--------------------------------------------------------------------------------------------------------------------------------



           154,944         236,683      (1,146,589)     38,145,785      1,698,847      24,564,946        775,697      14,361,273
--------------------------------------------------------------------------------------------------------------------------------


           213,497         239,546     (17,483,256)     23,099,891     (5,357,931)     16,285,916     (2,857,783)     16,478,504

         1,982,253       1,742,707      83,597,338      60,497,447     42,689,297      26,403,381     76,011,182      59,532,678
--------------------------------------------------------------------------------------------------------------------------------
       $ 2,195,750    $  1,982,253    $ 66,114,082    $ 83,597,338    $37,331,366    $ 42,689,297    $73,153,399    $ 76,011,182
--------------------------------------------------------------------------------------------------------------------------------

       $    57,929    $      1,922    $   (340,899)   $         --    $    83,180    $     (2,028)   $   295,524    $      7,100
--------------------------------------------------------------------------------------------------------------------------------

                       See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2001

1. BUSINESS ORGANIZATION -- The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership (shares) in seven separate investment portfolios: Equity Fund (formally Growth
Fund), Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. These funds collectively are referred to as the "Funds." Shares are presently offered to Horace Mann Life Insurance Company (HMLIC) Separate Account and the HMLIC 401(k) Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

     FUND INVESTMENT OBJECTIVES:
     A. EQUITY FUND -- primary, long-term capital growth; secondary, conservation of principal and production of income.

     B. BALANCED FUND -- realization of high long-term total rate of return consistent with prudent investment risks.

     C. INCOME FUND -- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

     D. SHORT-TERM INVESTMENT FUND -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

     E. SMALL CAP GROWTH FUND -- long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

     F. INTERNATIONAL EQUITY FUND -- long-term growth of capital through a diversified portfolio of marketable foreign equity securities.

     G. SOCIALLY RESPONSIBLE FUND -- long-term growth of capital, current income and growth of income through investing primarily in a diversified portfolio of equity securities of United States-based companies which are determined to be socially responsible.

2. SIGNIFICANT ACCOUNTING POLICIES:
     A. SECURITY VALUATION -- A security listed or traded on U.S. or foreign stock exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. If there are no such bid and ask quotations the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Trustees; no such securities were owned by the Funds at June 30, 2001.

     B. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

     C. FEDERAL INCOME TAXES -- It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. No provision has been made for federal income or excise taxes. Dividends and distributions payable to

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2001


        shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

        The Equity Fund, Balanced Fund, Income Fund and Short-Term Investment Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Income Fund had an accumulated capital loss carry forward for tax purposes of $335,414 of which $45,805 will expire on December 31, 2007 and $289,609 will expire on December 31, 2008. At December 31, 2000, the Equity Fund, Balanced Fund and Short-Term Investment Fund had an accumulated capital loss carry forward for tax purposes of $67,530,554, $12,663,796 and $1,094, respectively, which will expire on December 31, 2008.

        Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

     D. DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date.

        Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

        Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences arise between book and tax basis reporting for the year ending December 31, 2000.

        For tax purposes, the Balanced Fund and Income Fund had a reclassification for MBS paydowns from accumulated net gain/loss to accumulated undistributed net investment income in the amount of ($3,675) and $5,377, respectively. The International Equity Fund and Socially Responsible fund had a reclassification for foreign currency transaction from accumulated net gain/loss to accumulated undistributed net investment income in the amount of ($57,059) and ($39), respectively. The Small Cap Growth Fund generated a net operating loss which has been reclassified from accumulated undistributed net investment loss to paid in capital in the amount of $510,672. The Balanced Fund and Small Cap Growth Fund had a reclassification of distributions from accumulated net investment income to accumulated net gain/loss in the amount of $239 and $13,744, respectively. Additionally, the Equity Fund, International Equity Fund, and Socially Responsible Fund had a reclassification of distributions from accumulated net gain/loss to accumulated undistributed net investment income in the amount of $1,696, $18,273, and $57.

        For the year ended December 31, 2000, the Equity Fund, Balanced Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund paid long-term capital gains of $46,403, $12,696, $1,399,546, $522,634 and $1,490,076, respectively.

     E. USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2001


3. OPERATING POLICIES:
     A. REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each fund's behalf by its custodian under a book-entry system. Each fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment adviser to be credit worthy pursuant to guidelines established by the Trustees.

     B. ASSET BACKED SECURITIES -- These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     C. COLLATERALIZED MORTGAGE OBLIGATIONS -- Planned Amortization Class
        (PAC) -- These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages, which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     D. AMERICAN DEPOSITORY RECEIPTS (ADR) -- A certificate issued by an American bank to evidence ownership of original foreign shares. The certificate is transferable and can be traded. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank.

     E. COMMISSION CREDITS -- Bernstein Investment Research and Management Unit, Mellon Equity Associates, LLP and Wellington Management Company, LLP, subadvisers for the Equity and Balanced funds, seek the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the funds part of the commissions paid.

     F. EARNINGS CREDITS ON CASH BALANCES -- During the first six months of 2001, the Funds' custody fee was reduced as a result of credits earned on overnight cash balances.

     G. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

        - market value of investment securities, other assets and other liabilities at the daily rates of exchange, and
        - purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2001


     H. FORWARD CURRENCY CONTRACTS -- The Income Fund and International Equity Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

At June 30, 2001 the International Equity Fund had the following open forward currency contracts:

                                                CURRENT          UNREALIZED
FOREIGN                                          VALUE          APPRECIATION
CURRENCY                                      U.S. DOLLAR      (DEPRECIATION)
-----------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
LONG CONTRACTS:
Danish Krone,
  233,360 expiring 07/03/01                    $ 26,560           $     77
SHORT CONTRACTS:
British Pound,
  72,649 expiring 07/02/01                      102,312                623
Euro Dollar,
  55,548 expiring 07/02/01                       47,074                693
                                                                  --------
                                                                  $  1,393
                                                                  --------
                                                                  --------
LONG CONTRACTS:
Australian Dollar,
  35,775 expiring 07/01/01                     $ 18,247           $   (317)
British Pound,
  146,491 expiring 07/02/01                     206,303             (1,161)
Canadian Dollar,
  29,540 expiring 07/03/01                       19,465                (58)
Danish Krone,
  388,025 expiring 07/0201 -- 07/04/01           44,164               (406)
Euro Dollar,
  698,607 expiring 07/02/01 -- 07/04/01         592,034             (8,675)
Japanese Yen,
  23,124,253 expiring 07/02/01                  185,424               (761)
Norwegian Krone,
  19,539 expiring 07/03/01                        2,094                 (7)
Swedish Krone,
  202,053 07/02/01                               18,583               (255)
Swiss Franc,
  104,613 expiring 07/02/01 -- 07/03/01          58,231               (646)
SHORT CONTRACTS:
British Pound,
  4,035 expiring 07/03/01                         5,682                 (6)
Euro Dollar,
  127,028 expiring 07/03/01 -- 07/05/01         107,649               (155)
Japanese Yen,
  1,616,899 expiring 07/03/01                    12,965                 (3)
                                                                  --------
                                                                  $(12,450)
                                                                  --------
                                                                  --------

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2001


4. FUND SHARE TRANSACTIONS -- The Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401K Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plan by certain shareholders.

Transactions in capital stock for the six months ended June 30, 2001 and year ended December 31, 2000 were:

                                                            SHARES ISSUED
                                                           TO SHAREHOLDERS
                                                           IN REINVESTMENT
                                                            OF DIVIDENDS                               NET INCREASE
                                         SHARES SOLD      AND DISTRIBUTIONS      SHARES REDEEMED        (DECREASE)
-------------------------------------------------------------------------------------------------------------------
EQUITY FUND
06/30/2001                               $1,054,494           $     --             $ (2,631,032)       $(1,576,538)
12/31/2000                               14,036,233            388,803              (10,619,256)         3,805,780
BALANCED FUND
06/30/2001                                  712,443                 --               (1,740,808)        (1,028,365)
12/31/2000                                1,976,765            723,823               (7,234,357)        (4,533,769)
INCOME FUND
06/30/2001                                  456,305                 --               (1,157,960)          (701,655)
12/31/2000                               12,826,661            779,022               (3,613,195)         9,992,488
SHORT-TERM FUND
06/30/2001                                  313,414                 --                 (297,893)            15,521
12/31/2000                                1,085,679             11,037               (1,073,159)            23,557
SMALL CAP GROWTH FUND
06/30/2001                                  624,096                 --                 (697,026)           (72,930)
12/31/2000                                2,868,348             84,152               (1,184,318)         1,768,182
INTERNATIONAL EQUITY FUND
06/30/2001                                  538,786                 --                 (404,805)           133,981
12/31/2000                                2,248,863             37,508                 (801,343)         1,485,028
SOCIALLY RESPONSIBLE FUND
06/30/2001                                  549,397                 --                 (490,538)            58,859
12/31/2000                                2,357,040            326,835               (1,608,283)         1,075,592

5. MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
     A. Horace Mann Educators Corporation (HMEC) is the parent company of Horace Mann Investors, Inc. (Investors) and Horace Mann Service Corporation
        (HMSC) and indirectly owns HMLIC. Collectively, these companies are referred to as Horace Mann.

        Effective March 1, 1999, Wilshire Associates, Inc. became the investment adviser for the Horace Mann Mutual Funds. The Equity Fund employs a multi-manager strategy using three subadvisers -- Bernstein Investment Research and Management Unit (Bernstein), Mellon Equity Associates, and Wellington Management Co., LLP. Effective March 15, 2000, Bernstein replaced Brinson Partners as one of the subadvisers for the Equity Fund. On January 19, 2000, Balanced Fund began operating under a "fund of funds" structure, investing in the Equity Fund and Income Fund. Effective January 26, 2000, Income Fund employs a multi-manager strategy using two subadvisers -- Wellington Management Co., LLP and Western Asset Management Company. Effective August 25, 2000 Western Asset Management became the subadviser for the Income Fund and Short-Term Fund.

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2001


        Each subadviser's fees are paid by the adviser out of the advisory fees that it receives from each of the funds. Fees paid to a subadviser of a fund with multiple subadvisers depends upon the fee rate negotiated with the adviser and upon the percentage of the fund's assets allocated to that subadviser by the adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser is not constant, and the relative amounts of fees paid to the various subadvisers of a fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a fund, which will remain fixed on the terms described below. The adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the adviser. Because the adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

        For the six months ended June 30, 2001, services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser received a fee based on each fund's average daily net assets, computed daily and payable monthly, at the following annual rates. For the same period, the adviser waived fees in the amounts listed below.

         FUND                                     RATE       FEES WAIVED
         Equity Fund                              0.400%      $118,476
         Balanced Fund*                           0.400             --
         Income Fund                              0.400         33,631
         Short-Term Investment Fund               0.125             --
         Small Cap Growth Fund                    1.150         60,526
         International Equity Fund                0.850          1,091
         Socially Responsible Fund                0.700         51,162

        * Effective January 19, 2000, the Balanced Fund began operating under a "fund of funds" structure, primarily investing in shares of the Equity Fund and the Income Fund. Under the fund of funds arrangement, the Adviser receives directly from the Balanced Fund a fee of 0.400% of the average daily net assets of the Balanced Fund that are not invested in another Fund.

     B. Pursuant to an Administration Agreement with the Funds, Investors provides for the management of the business affairs of each fund, including, but not limited to, office space, clerical services, bookkeeping and other similar services. For the six months ended June 30, 2001, Investors received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

         NET ASSETS                               RATE
         On initial $1 billion                    0.250%
         Over $1 billion                          0.200

     C. Pursuant to a Support Services Agreement, HMLIC provides certain services to the Funds necessary to coordinate the Funds' activities with those of the Separate Account of HMLIC other than the administrative agreement. For the six months ended June 30, 2001, HMLIC received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

         NET ASSETS                               RATE
         On initial $1 billion                    0.150%
         Over $1 billion                          0.100

HORACE MANN MUTUAL FUNDS                           2001 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS (CONCLUDED)

JUNE 30, 2001


     D. Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the six months ended June 30, 2001 were $21,068 for the Equity Fund, $24 each for the Balanced, Income, Short-Term, Small Cap Growth, International Equity and Socially Responsible Funds.

     E. The Trust pays each independent trustee a $1,000 annual retainer, $1,000 per board meeting attended, $200 for each committee meeting and $500 for each telephonic meeting. For the six months ended June 30, 2001, the fees, excluding travel expenses, for independent trustees totaled $17,100. There were four meetings held during this period. The Trust does not compensate interested officers and trustees (those who are also officers and/or directors of Horace Mann).

6. SECURITY TRANSACTIONS -- Security transactions, excluding short-term investments, for the six months ended June 30, 2001 were:

                                                                 PROCEEDS
                                            PURCHASES           FROM SALES
                                          ------------         ------------
Equity Fund                               $124,296,682         $154,725,766
Balanced Fund                                7,709,483           25,185,490
Income Fund                                262,412,822          268,187,043
Short-Term Fund                                     --                   --
Small Cap Growth Fund                       92,798,745           94,444,227
International Equity Fund                   22,454,439           19,319,039
Socially Responsible Fund                   32,045,853           32,224,888

The following table shows unrealized appreciation (depreciation) by fund at June 30, 2001.

                                         AGGREGATE GROSS      AGGREGATE GROSS      NET UNREALIZED
                                           UNREALIZED           UNREALIZED          APPRECIATION
                                          APPRECIATION        (DEPRECIATION)       (DEPRECIATION)
                                          ------------         ------------         -----------
Equity Fund                               $ 75,463,622         $(59,406,946)        $16,056,676
Balanced Fund                                6,710,324           (7,438,241)           (727,917)
Income Fund                                  4,031,477             (997,426)          3,034,051
Short-Term Fund                                  7,326               (1,592)              5,734
Small Cap Growth Fund                        7,752,040           (2,464,785)          5,287,255
International Equity Fund                    1,460,557           (3,934,616)         (2,474,059)
Socially Responsible Fund                    5,650,671           (4,664,552)            986,119

HORACE MANN MUTUAL FUNDS
P.O. BOX 4657
SPRINGFIELD, IL 62708-4657
800-999-1030 (TOLL-FREE)

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